[The American Funds Group(r)]

THE INCOME FUND OF AMERICA

ANNUAL REPORT FOR THE YEAR ENDED JULY 31, 1999

25 YEARS OF INVESTING FOR INCOME

[cover illustration:  sowing a field of money]

THE INCOME FUND OF AMERICA IS ONE OF THE 29 MUTUAL FUNDS IN THE AMERICAN FUNDS GROUP,(R) THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR MORE THAN SIX DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY, THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

The Income Fund of America(r) seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

ABOUT OUR COVER: Investing in The Income Fund of America is like planting seeds in a field. Over time, small investments have grown into meaningful amounts through the compounding of reinvested dividends. Growing income and capital appreciation have also played an important role in the fund's long-term results. But, as with planting seeds, success takes patience.

[watermark:  close-up of paper currency]

Figures shown are past results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of, or guaranteed by, a bank or any other entity.



FELLOW SHAREHOLDERS:

Last December marked The Income Fund of America's 25th year of providing shareholders with above-average income, long-term growth of capital and resistance to market declines. The fund's most recent fiscal year, which ended July 31, provided ample evidence that IFA continues to meet those objectives.

HIGHLIGHTS OF THE YEAR INCLUDE:

* IFA's dividend rate at the end of fiscal 1999 was 4.7% - almost four times the yield of Standard & Poor's 500 Composite Index, an unmanaged index that measures large U.S. stocks and is often used as a gauge of the U.S. stock market.
* The fund delivered a total return of 7.8% - representing a 5.1% income return and a modest increase in share value - with distributions reinvested. This compares with a total return of 20.2% for the S&P 500 and 2.5% for the Lehman Brothers Aggregate Bond Index. Since IFA invests in a mixture of high-yielding stocks, convertible securities, bonds and short-term notes to meet its income goals, its total return has typically fallen between these two indexes.
* Over its history, even with large bond positions, IFA has come fairly close to matching the compound annual return of the all-equity S&P 500. For the 25 years ended July 31, IFA produced a compound annual return of 14.4%, compared with 16.2% for the S&P 500. The compound annual return of the Lehman Brothers Aggregate Bond Index over this period was 9.6%.


A VOLATILE YEAR FOR STOCKS AND BONDS

The entire 1999 fiscal year was volatile for both stock and bond markets. Using the S&P 500 as our measure, the stock market experienced a steep decline of almost 20% from mid-July 1998 through the end of August, the first month of our fiscal year. (During the same period, IFA fell 9.5%.) The market then rebounded about 43% to an interim peak on April 12, 1999. From there, the market meandered a bit, ending July up about 20% for IFA's full fiscal year.

For most of this period, price appreciation was narrowly confined to large growth companies in the technology and media businesses, which pay little or no dividends and are not appropriate for IFA's income-oriented portfolio. But in early April 1999, a number of out-of-favor cyclical stocks in basic materials and energy - equities that make up a significant part of IFA's stock portfolio
- came to life. As a result, after having significantly lagged the S&P 500 for over eight months, IFA gained three percentage points in return relative to the S&P since the interim peak on April 12.

The bond market also experienced a dramatic shift during the fiscal year. Yields of 10-year Treasury bonds hit a low of 4.2% in October 1998 as the Federal Reserve lowered the federal funds rate three times in response to turmoil in financial markets in Asia, Russia and Latin America. When signs of recovery appeared, investors began to fear that higher inflation might ensue. As a result, they began to demand higher bond yields. (Bond prices move in the opposite direction of their yields.) The bond market, as represented by the Lehman Brothers Aggregate Bond Index, fell about 2.5% in the last six months of the fiscal year after a solid first half, producing a total bond return for the full fiscal year of just 2.5%.

As in recent years, rising stock prices and the fund's emphasis on maintaining above-average income caused us to sell some of the lower yielding stocks in the portfolio during fiscal 1999. As a result, shareholders can expect a capital gain distribution later this year.


COMPARING IFA WITH A RELEVANT PEER GROUP

Because IFA's objective and investment practices are relatively unique, it is difficult to find a mutual fund peer group with which to compare ourselves. In the past, IFA had been compared to "equity-income" funds by Lipper Inc. Recently, Lipper developed new fund classifications and modified certain criteria. We find that IFA's objectives and results now better match Lipper's "income" funds classification and Morningstar, Inc.'s "domestic hybrid" category than the equity-income group.

* Morningstar's domestic hybrid category - comprised of funds that invest primarily in both U.S. stocks and bonds - showed an average total return of 8.3% for the fiscal year, slightly ahead of IFA's 7.8% return. Funds in the domestic hybrid category produced an average annual yield of 2.4%, about half of IFA's 4.7% dividend rate.
* Lipper's income fund category had a total return of 5.4% for the fiscal year. Funds in the category provided an average annual yield of 4.2% for the same period. The Lipper income fund objective is to provide high income through investment in income-producing stocks, bonds and money market instruments.

Lipper's redefined equity-income category has a requirement of only 125% of the average yield for all U.S. diversified equity funds. That translates into a yield threshold of just 0.63%. IFA's dividend rate is typically much higher, this year more than seven times that yield.


ENERGY, BASIC MATERIALS AND TELECOMMUNICATIONS HELP

Energy stocks and cyclical companies involved in basic materials - notably paper and forest products, chemicals, metals and mining - made strong contributions to the fund's total return this year.*

*Return to the fund reflects monthly changes in size of holdings and dividends received and also price changes from the beginning to the end of the fiscal year. It assumes any net proceeds are reinvested at a 5% short-term rate.

After a difficult year in fiscal 1998 as a result of decreased demand for oil and gas in Asia, oil company stocks (7.5% of the fund's portfolio) bounced back. In March 1999, OPEC agreed to cut oil production; soon after, Asian economic growth resumed, inventories tightened and the price of oil rose from $14 to just under $20 a barrel. Significant acquisitions and consolidations also occurred. In April 1999, BP Amoco announced a $27 billion acquisition of Atlantic Richfield, the fund's fourth-largest holding. ARCO stock returned 24% for the fiscal year. Other energy companies helping the fund's return were Phillips Petroleum (+18%), the fund's third-largest holding, and Mobil (+30%), itself a takeover candidate by Exxon.

Forest products and paper company stocks (4.1% of the fund's net assets) also recovered after a weak fiscal 1998. The repercussions of the Asian economic downturn dampened earnings and stock prices of this group as well, providing a buying opportunity in fiscal 1998. In the past 12 months, investors were heartened by the return of global demand as well as industry consolidation and a firming of prices. Weyerhaeuser, our sixth-largest holding, returned 43%. International Paper acquired Union Camp (+65%), which had been part of IFA's portfolio, and Swedish Stora Kopparbergs combined with its Finnish competitor Enso (+44%). The resurgence in global economic growth also aided basic materials stocks like Dow Chemical (+27%).

The fund's exposure to telecommunications company stocks (5.3% of net assets) helped our returns as well. These companies provided solid dividends, and stock price advances were spurred by strong earnings and merger announcements. In July, Qwest Communications and U S WEST agreed to merge. U S WEST, the fund's largest single holding, returned 12%. Bell Atlantic (+34%) merged with GTE. Other telecommunications holdings that contributed strongly to the fund's returns included Ameritech (+32%) and AT&T (+19%).


MIXED RESULTS FOR BANKS AND ELECTRIC AND GAS UTILITIES

IFA's large exposure to bank stocks (8.5% of the portfolio) and electric and gas utility stocks (8.4%) hindered results. In the first part of the fiscal year, large money-center banks were adversely affected by the Russian default and the near collapse of a U.S. hedge fund. In the second part of the year, regional bank stocks did poorly because rising interest rates squeezed their profit margins. First Union, the fund's second-largest holding, had a negative return of 20% due to disappointing earnings. One bright spot was the fund's purchase of Bank of America on weakness early in the year. It subsequently rebounded to return about 27%.

Results for electric and gas utility stocks were mixed. Regulatory concerns, unusual weather in some parts of the country, rising interest rates and the breakdown of a few merger agreements led to negative stock returns for some holdings. They included Wisconsin Energy (-7%), MCN Energy (-4%) and SCANA (-13%). Utility stocks, however, continue to provide above-average yields and many are transforming their operations to meet a more competitive environment. Some utilities had modest to good price increases to add to their yields. They included Consolidated Natural Gas (+19%), Dominion Resources (+18%) and Florida Progress (+11%), which was the subject of an acquisition offer at a significant premium at the close of the fiscal year.


A PAINFUL YEAR FOR BONDS

Equities, including convertible securities, accounted for just over 61% of fund assets at year-end, with bonds and cash accounting for the rest. The fixed-income portion of the fund made a solid contribution to providing income, with high-yield corporate securities accounting for about one half of the bond position.

For bonds, as with stocks, the year can best be viewed in two parts. In the first half of the fiscal year, long-term interest rates fell and Treasury bond prices surged. Investors saw Treasury bonds as a safe haven; a strong U.S. dollar and low inflation also helped. The environment changed drastically, however, in the second part of the fiscal year. Fears of rising inflation brought on by world economic recovery led to a reversal of the trends noted above. Interest rates rose and the price of long-term Treasury bonds declined, posting a negative return for the fiscal year as a whole. In the second half of the fiscal year, high-yield bonds delivered the best results. Overall, the last year was a painful one for the bond market, with only intermediate, asset-backed and mortgage-backed bonds posting a positive return for the full fiscal year.


THE IMPORTANCE OF TAKING A LONG-TERM PERSPECTIVE

Fiscal 1999 was the 25th straight year in which IFA delivered a positive total return (with all distributions reinvested). We are proud of this unusual accomplishment. We will report on the strategies the fund used to achieve this enviable record and meet some IFA shareholders in our feature article, beginning on page 6.

It's also important to point out that investing for income and capital preservation may well reflect only part of our shareholders' long-term financial goals. To meet other objectives, there are 28 other funds in The American Funds Group, the third-largest mutual fund family in the United States (see pages 14 and 15 for more information).

In the midst of a remarkable rise in share prices for certain segments of the broad stock market, it is easy to become distracted from a focus on a realistic long-term investment plan. We appreciate your confidence in The Income Fund of America and we will endeavor to continue delivering above-average income with prudent growth of your investment in the years ahead.

/s/Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/Janet A. McKinley
Janet A. McKinley
President

September 13, 1999

[Begin Sidebar]
A Historical Look at IFA's Dividend Rate
Over the Past 25 Years
[Begin Mountain Chart]

Date         The Income Fund  Average of         Average of          S&P 500
             of America       income funds       equity-income funds
7/31/75      7.24             6.97               6.40                4.18

1/31/76      6.30             6.17               5.50                3.65

7/31/76      7.06             6.23               4.94                3.66

1/31/77      6.94             6.06               5.00                4.01

7/31/77      6.15             5.96               5.50                4.47

1/31/78      6.61             6.58               6.07                5.28

7/31/78      6.70             6.32               5.70                4.92

1/31/79      7.56             6.75               6.16                5.12

7/31/79      7.38             6.78               6.11                5.19

1/31/80      7.83             6.85               6.37                4.99

7/31/80      7.63             6.86               6.17                4.95

1/31/81      8.07             7.28               6.70                4.81

7/31/81      8.16             7.73               6.98                4.91

1/31/82      8.75             8.73               7.55                5.53

7/31/82      9.81             9.40               8.53                6.37

1/31/83      7.95             8.21               6.62                4.74

7/31/83      7.95             7.90               5.91                4.28

1/31/84      7.74             8.17               5.33                4.36

7/31/84      8.45             9.48               6.04                4.87

1/31/85      7.58             7.86               5.55                4.22

7/31/85      7.34             7.84               5.92                4.07

1/31/86      7.07             7.17               5.40                3.75

7/31/86      7.03             6.79               5.01                3.45

1/31/87      6.69             6.20               4.35                3.03

7/31/87      6.86             6.24               4.36                2.69

1/31/88      7.50             6.87               5.49                3.31

7/31/88      6.84             6.69               5.10                3.27

1/31/89      6.69             6.59               4.67                3.34

7/31/89      6.67             6.17               4.35                3.04

1/31/90      6.99             6.74               5.12                3.37

7/31/90      7.07             6.71               5.30                3.31

1/31/91      8.12             6.99               5.29                3.52

7/31/91      7.09             6.40               4.56                3.11

1/31/92      6.33             5.85               4.00                2.96

7/31/92      6.05             5.48               3.70                2.89

1/31/93      6.44             5.22               3.38                2.83

7/31/93      6.19             4.56               3.09                2.79

1/31/94      5.56             4.24               2.95                2.64

7/31/94      6.06             4.13               2.97                2.80

1/31/95      6.14             4.49               3.07                2.81

7/31/95      5.55             4.24               2.82                2.41

1/31/96      5.07             4.17               2.49                2.18

7/31/96      5.19             4.39               2.45                2.28

1/31/97      5.09             3.72               2.09                1.89

7/31/97      4.74             3.65               1.81                1.61

1/31/98      4.27             3.95               1.73                1.58

7/31/98      4.32             3.82               1.63                1.43

1/31/99      4.79             3.96               1.50                1.29

7/31/99      4.86             4.14               1.45                1.24


[End Chart]

Annual Dividend Rate (percent)
All numbers calculated by Lipper, Inc.
[End Sidebar]



FOLLOWING THE COURSE OF AN INVESTMENT IN IFA

Here's how a $10,000 investment in IFA grew between December 1, 1973 - the day that Capital Research and Management Company became the fund's investment adviser - and July 31, 1999, the end of the fund's latest fiscal year.

As you can see, the $10,000 would have grown to $264,676 with all distributions reinvested, an average increase of 13.6% a year.

The IFA figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, sales charges are lower for accounts of $50,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

The fund's 30-day yield as of August 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 5.00%.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown.



AVERAGE ANNUAL COMPOUND RETURNS*

                 Periods Ended
                 July 31, 1999        June 30, 1999

Ten years        +11.54%              +12.10%
Five years       +14.07               +14.64
One year         +1.61                +1.12


*Assumes reinvestment of all distributions and payment of the 5.75% maximum initial sales charge at the beginning of the stated periods. The sales charge is reduced for larger investments.


The value of a long-term perspective
[begin mountain chart]

Date            Standard & Poors 500       IFA/2/ with         Lehman Bros.              IFA/4/not
                Composite Index/1/         dividends           Aggregate Bond            including
                with dividends             reinvested          Index/1//3/ with          dividends
                reinvested                                     interest compounded

11/30/73        10,000                     9,425               10,000                    9,425

7/31/74         8,506                      9,088               9,378                     8,767

7/31/75         9,994                      11,391              10,579                    10,141

7/31/76         12,118                     14,751              11,871                    12,155

7/31/77         12,079                     16,392              13,189                    12,701

7/31/78         12,958                     17,404              13,474                    12,584

7/31/79         14,084                     18,921              14,373                    12,693

7/31/80         17,431                     20,162              14,602                    12,490

7/31/81         19,681                     22,485              13,870                    12,818

7/31/82         17,075                     23,664              16,720                    12,256

7/31/83         27,195                     33,685              20,382                    16,112

7/31/84         26,372                     35,722              22,154                    15,738

7/31/85         34,913                     47,677              27,452                    19,443

7/31/86         44,805                     57,148              33,352                    21,668

7/31/87         62,438                     66,674              34,859                    23,568

7/31/88         55,127                     67,816              37,497                    22,341

7/31/89         72,655                     83,702              43,199                    25,644

7/31/90         77,291                     84,643              46,253                    24,351

7/31/91         87,182                     95,050              51,203                    25,390

7/31/92         98,308                     113,242             58,770                    28,370

7/31/93         106,849                    126,686             64,746                    29,917

7/31/94         112,391                    129,177             64,806                    28,788

7/31/95         141,645                    150,385             71,357                    31,571

7/31/96         164,969                    170,626             75,310                    34,007

7/31/97         250,936                    220,586             83,416                    41,731

7/31/98         299,268                    245,553             89,980                    44,436

7/31/99         359,681                    264,676             92,219                    45,588


[end chart]
$359,681 STANDARD & POOR'S 500 COMPOSITE INDEX/1/ with dividends reinvested $264,676 IFA/2/ with dividends reinvested
Value added by reinvestment of dividends
$92,220 LEHMAN BROS. AGGREGATE BOND INDEX/1,3/ with interest compounded $45,588 IFA/4/ not including dividends
$10,000 original investment

Year ended July 31         1974 #        1975          1976          1977          1978

VALUE OF DIVIDENDS

Dividends in Cash          $344          735           860           780           842

Dividends Reinvested       $347          785           998           969           1,117

VALUE OF INVESTMENT

Dividends in Cash          $8,767        10,141        12,155        12,701        12,584

Dividends Reinvested       $9,088        11,391        14,751        16,392        17,404

IFA TOTAL RETURN           (9.1)%        25.3          29.5          11.1          6.2



Year ended July 31         1979          1980          1981          1982          1983

VALUE OF DIVIDENDS

Dividends in Cash          936           952           1,047         1,202         1,280

Dividends Reinvested       1,333         1,463         1,743         2,187         2,549

VALUE OF INVESTMENT

Dividends in Cash          12,693        12,490        12,818        12,256        16,112

Dividends Reinvested       18,921        20,162        22,485        23,664        33,685

IFA TOTAL RETURN           8.7           6.6           11.5          5.2           42.3



Year ended July 31         1984          1985          1986          1987          1988

VALUE OF DIVIDENDS

Dividends in Cash          1,344         4,438         1,550         1,636         1,543

Dividends Reinvested       2,896         3,365         3,909         4,431         4,479

VALUE OF INVESTMENT

Dividends in Cash          15,738        19,443        21,668        23,568        22,341

Dividends Reinvested       35,722        47,677        57,148        66,674        67,816

IFA TOTAL RETURN           6.0           33.5          19.9          16.7          1.7



Year ended July 31         1989          1990          1991          1992          1993

VALUE OF DIVIDENDS

Dividends in Cash          1,711         1,578         1,764         1,715         1,713

Dividends Reinvested       5,338         5,269         6,311         6,578         6,995

VALUE OF INVESTMENT

Dividends in Cash          25,644        24,351        25,390        28,370        29,917

Dividends Reinvested       83,702        84,643        95,050        113,242       126,686

IFA TOTAL RETURN           23.4          1.1           12.3          19.1          11.9



Year ended July 31         1994          1995          1996          1997          1998

VALUE OF DIVIDENDS

Dividends in Cash          1,726         1,751         1,766         1,968         1,959

Dividends Reinvested       7,471         8,046         8,581         10,075        10,531

VALUE OF INVESTMENT

Dividends in Cash          28,788        31,571        34,007        41,731        44,731

Dividends Reinvested       129,177       150,385       170,626       220,586       245,553

IFA TOTAL RETURN           2.0           16.4          13.5          29.3          11.3



Year ended July 31         1999

VALUE OF DIVIDENDS

Dividends in Cash          2,211

Dividends Reinvested       12,446

VALUE OF INVESTMENT

Dividends in Cash          45,588

Dividends Reinvested       264,676

IFA TOTAL RETURN           7.8




Average annual compound return for 25-1/2 years:
13.6%/2/

# For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser), through July 31, 1974.

/1/ The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

/2/ Includes reinvested dividends of $120,212 and reinvested capital gain distributions of $63,932. From April 1990 to September 1994 the fund paid daily dividends; therefore, total values for this period were adjusted for cumulative dividends ex- but not yet paid. After this period, quarterly dividends were resumed.

/3/ From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not exist. From January 1, 1976, the Lehman Brothers Aggregate Bond Index was used.

/4/ Includes capital gain distributions of $14,811, but does not reflect income dividends of $36,351 taken in cash.
Past results are not predictive of future results.



25 YEARS OF INVESTING FOR INCOME

HOW IFA PRODUCED ITS SOLID LONG-TERM RECORD

How difficult is it to invest for 25 years without losing money along the way? Very difficult. Lipper, Inc. identifies 206 general equity funds with at least a 25-year record. Only one has delivered a positive total return every fiscal year (with all distributions reinvested). That fund is The Income Fund of America.

Through bear markets and bull markets, sharp rises in interest rates and steep declines, economic booms and recessions, your fund has never wavered from its original mission. "We work to provide above-average income, preserve shareholders' capital and then grow the portfolio with prudent investing," says Janet McKinley, IFA's president. "Our first rule is: Try not to lose people's money."

Over the years, a large number of investors have come to appreciate the fund's conservative investment approach. The number of shareholder accounts has grown from 4,900 at the end of fiscal 1974 to 646,300 as of July 31, 1999.

Over the same period, the fund's assets have increased from $34 million to $23 billion, making it one of America's largest mutual funds.

The fund's focus has always been on delivering income. Over the past 25 years, prices in the United States, as measured by the Consumer Price Index, have more than tripled. The income generated by an investment in IFA (assuming all distributions were reinvested) has grown almost 16-fold. Even with its primary emphasis on income, the fund has produced a compound annual total return - including dividends and capital gains - of 14.4%* over the past 25 fiscal years. That is only modestly below the 16.2% compound annual total return of the Standard and Poor's 500 Composite Index for the same period. The S&P 500 is an unmanaged index fully invested in mostly large U.S. stocks with no bonds, no income goals and no expenses.

*All figures are based on net asset value with all distributions reinvested.

BROAD RANGE OF SHAREHOLDERS SHOWS FUND'S APPEAL

Two very different types of shareholders illustrate IFA's broad appeal. Chester and Norma Sperry, retired farmers in Glenwood, Iowa, invested in IFA in July 1974 along with two mutual funds from other fund families. The other funds were "too volatile," says Chester. "At one point, they fell to about half their original value." The couple sold those funds but decided to keep IFA. "IFA just keeps chugging along," says Chester. "We don't worry about it." As the table at right shows, IFA did better than the S&P 500 in each of the five largest stock market declines in the past 25 years. The couple has kept reinvesting their dividends and is holding the fund as a long-term investment.


In Chico, California, the Girl Scouts of Sierra Cascade, a Girl Scout council that serves 4,800 girls in nine northern California counties, uses IFA for current income as well as long-term growth. Dividend payments from the council's IFA account help fund outreach programs for a diverse group of girls ranging from Hmong families from Laos who settled in the area to Native Americans on a nearby reservation. After receiving a large charitable donation in 1994, the council consulted with a financial adviser who recommended IFA. "We wanted an investment with reliable income and steady growth," says Melanie Farone, the council's executive director. "We couldn't stand it if we had an account that went up 35% one year and then fell 30% the next year."

[Begin Sidebar]
RESISTANCE TO MARKET DECLINES:
FIVE EQUITY MARKET DECLINES AND HOW IFA FARED VERSUS THE S&P 500

Period                     S&P 500        IFA

9/21/76 to 3/6/78          -13.8%         +1.9%
11/28/80 to 8/12/82        -19.9          +19.0
8/25/87 to 12/4/87         -33.0          -13.6
7/16/90 to 10/11/90        -19.1          -10.2
7/17/98 to 8/31/98         -19.3          -9.5

This chart shows the total returns of IFA and the S&P 500 during the five greatest equity market declines in the past 25 years. (It does not include the 1973-74 stock market decline because CRMC took over management of IFA on December 1, 1973, about midway through that decline.)
[End Sidebar]

[photo:  Chester and Norma Sperry]
[caption: Chester and Norma Sperry in Iowa]
[Begin Sidebar]
REINVESTING INCOME FOR THE FUTURE

Chester and Norma Sperry are an example of how investors can use The Income Fund of America to build an investment account for the long-term. The Sperrys, retired farmers in Iowa, have been shareholders in IFA for 25 years and, like most of our investors, they haven't taken out income. "We haven't needed to use the money," says Norma, "so we've let it pile up through the years." The couple reinvested all dividends and capital gain distributions. Over the past 25 years, IFA has earned a compound annual return of 14.4% a year. The Sperrys now have the funds available for later expenses in retirement or as a legacy for their daughter and five grandchildren. Chester and Norma, who've been married for 55 years, once ran an 160-acre farm near Council Bluffs but have retired to the quiet small town of Glenwood, where they enjoy playing cards and spending time with their family.
[End Sidebar]


[photos:  IFA's portfolio counselors]
[Begin Caption]
The fund's eight portfolio counselors are the "big picture" investors who each have a portion of the fund's assets to manage on their own.
[End Caption]

LOOKING AT THE PROCESS AND PEOPLE BEHIND THE RECORD

IFA officially completed its 25th year with Capital Research and Management Company as its investment adviser on December 1, 1998. On this milestone occasion, it seems like a good time to take a look back at IFA's past 25 years, to go behind the scenes to see how its record was accomplished and to look forward to consider how IFA's investment approach could work in the year 2000 and beyond.

IFA pursues its goals of above-average income, stability and prudent growth by following a multi-faceted approach. The fund invests in stocks that offer above-average yields, in convertible securities, and in investment-grade and high-yield bonds. All have produced a continual stream of interest payments and dividends and, in most periods, capital appreciation. High-yield stocks form the base of this approach; bonds add income and a measure of stability.


MAKING LARGE INVESTMENT MOVES WHEN INDUSTRIES ARE UNDERVALUED

If you look back over the past 25 years, you will see that the fund occasionally takes large positions in certain industries that are temporarily out of favor and undervalued by the market. "It happens infrequently, but when it happens, we are prepared to load up," says Janet McKinley. "The yield is what gets our attention. If we see a whole industry that has an above-average yield and its stock prices have been falling or lagging, then we take an in-depth look. We know the industry has problems, but we ask our analysts, $How much worse can it get?' If the answer comes back $Not much,' that's often a roaring buy signal."

Down through the years, these big investment moves have helped build IFA's record. Of course, the fund hasn't always gotten it right. Sometimes, the fund invested too early and sometimes the fund picked the wrong industry. But over the long term, the fund's large investment moves have been right more often than not.

What were the fund's key investment moves? In IFA's early years in the 1970s, it was utilities and cyclical stocks. In the mid-1980s, it was the regional Bell operating companies that were spun out of the breakup of American Telephone & Telegraph. In 1990, it was bank stocks, and in 1994, pharmaceuticals. "Every so often, the market presents you with a great buying opportunity in an important group," says veteran portfolio counselor Gregg Ireland. "It just comes along and seems to hit you in the face."

In the pages that follow, we'd like to show you the fund's history in five-year segments, focusing on key events and IFA's investing strategy in different market environments. In particular, we'll take a closer look at how the fund invested in undervalued companies and industries.


SNAPSHOT 1974-1979

COMING OUT OF THE WRECKAGE OF THE BEAR MARKET

IFA began its life with Capital Research and Management in the midst of one of the severest bear markets in history. But it turned out to be a good five-year period for IFA with its emphasis on above-average income and below-average stock and bond valuations. Janet says: "In the fund's early years, the stock market offered a large pond for yield investors to fish in. There were plenty of big companies that seemed attractively priced and provided a high yield. Not only did the stocks provide a good yield, many produced fantastic total returns, and the fund beat the S&P 500 for four out of its first five full fiscal years. This is not a normal state of affairs for this conservative type of fund, but it is what you would expect when the market is extremely undervalued."

[Begin Sidebar]
IFA'S SEASONED PROFESSIONALS

The key to IFA's successful record has been its seasoned portfolio counselors and research analysts. The fund's eight portfolio counselors are the "big picture" investors who each have a portion of the fund's assets to manage on their own. They invest across many industries. They have an average of 13 years with IFA and 24 years in the investment business.

The research analysts cover individual industries and companies. They watch new cars come off the production line at automobile plants, meet with bank chief executives and visit pharmaceutical laboratories. The 25 research analysts not only provide investment ideas to the portfolio counselors but also manage money for the fund directly. All told, the research portfolio is responsible for about $7 billion, or about 30% of the fund's total assets. Veteran analyst Darcy Kopcho is research coordinator.
[End Sidebar]

[Begin Sidebar]
IFA invested heavily in the regional "Baby Bell" telephone companies, and the strategy was very successful.
[End Sidebar]


SNAPSHOT 1979-1984

INVESTING IN UTILITIES AND THE BREAKUP OF AT&T

Two of IFA's successful investment moves were its investment in the regional Bell companies spun off from the breakup of American Telephone and Telegraph Co. and its investment in electric utilities.

Federal Judge Harold Greene gave final approval for the AT&T breakup in August 1983, and the divestiture of seven regional operating companies officially took place on January 1, 1984. Share-holders faced numerous choices. They could take only AT&T stock, just stock in the seven new regional Bell operating companies or any combination thereof. The conventional wisdom on Wall Street was that AT&T "had taken the best part of the business (the long distance network) and the regional $Baby Bells' were just junk," recalls veteran portfolio counselor Steve Bepler. "Everyone already had a phone and the regional bells were seen only as straight income vehicles with heavy regulation by state commissions and little potential upside."

A number of IFA portfolio counselors and analysts disagreed. So IFA made a significant investment in both AT&T and the regional "Baby Bells" (7.5% of its total investment portfolio in fiscal 1984).

The move turned out to be a good one. Over the next 15 years, the regional Bell companies were excellent investments. "The movement from an analog system to digital helped the telephone companies to put in new equipment, apply new technology and reduce cost structures drastically," says Tim Armour, portfolio counselor for other American Funds and a former telecommunications analyst for IFA. "They were able to reduce the large number of employees and replace them with technology. Their work forces have been cut in half since their spin-off from AT&T." Regulation was also reduced sharply. New areas of business like cellular telephones grew more rapidly than many Wall Street analysts had expected. The price of telephone calls fell. As a result, people used the telephone more. In later years, they ordered new lines for faxes and the Internet. "The market basically got it wrong," Tim says.

In the turbulence created by regulatory delays and massive cost overruns on new power plants, electric utility stock prices plummeted. By 1980 the yields on these stocks had reached historic highs relative to both the S&P 500 and U.S. government bond indexes. IFA added aggressively to its electric utility holdings early on, and with the subsequent recovery in share prices, the industry reached almost 20% of the fund's assets by the end of the period.

SNAPSHOT 1984-1989

INVESTING IN HIGH-YIELD BONDS AND RESILIENCE IN DECLINE

In the first two years of this period, IFA did exceptionally well; in fiscal 1985, its total return was 33.5%, followed by 19.9% in fiscal 1986. Equity holdings were concentrated in stable industries such as utilities, telecommunications and banking. Bond prices moved higher as interest rates declined.

[Begin Sidebar]
Investing for Income:
IFA versus the S&P 500 (1974-1998)
$100,000 initial investment, $6,000 withdrawal increasing 5% annually [Begin bar chart]

Fund           Total Withdrawl       Dividend Income       Value Remaining

IFA            153,644               286,366               626,121
S&P 500        553,274               286,366               964,577

[end chart]
The chart compares 25-year withdrawal programs in IFA and the unmanaged S&P 500 Index, based on a hypothetical $100,000 initial investment made in each on January 1, 1974. It reflects payment of all applicable sales charges. The first withdrawal on December 15, 1974 of $6,000 is increased by 5% annually through December 31, 1998 to cover inflation.
[End Sidebar]

[photo:  Sierra Cascade Girl Scounts on the lake]
[Begin Caption]
Sierra Cascade Girl Scouts on the lake
[End Caption]
[Begin Sidebar]
INCOME TO USE TODAY

A growing number of organizations and educational institutions have used The Income Fund of America's steady, above-average income to fund current activities - as well as for long-term growth. The Girl Scouts of Sierra Cascade, a Girl Scout council in Chico, California, uses IFA dividends to help finance outreach programs to a diverse group of girls in out-of-the-way places usually not served by Scout groups. They include a new troop of 88 Hmong girls in Willows, California, and girls on the Elk River Native American reservation. The council's financial adviser recommended that the group invest in IFA because it would produce income for their needs yet also provide long-term growth of their original investment. The fund has done particularly well for investors, like the council, who systematically withdraw income. The chart at left shows how IFA far outpaced the S&P 500 in providing dividend income and value remaining of an initial investment over the past 25 years.
[End Sidebar]

[Begin Sidebar]
Companies that pay good and growing dividends are attractive investments. It's a reflection of strong cash flow and a management that is focused on shareholders' returns.
[End Sidebar]

In the mid-1980s, the fund also began investing more of its fixed-income assets in high-yield bonds. The fund's increasing investment in this category was "a reflection of the increasing size, breadth and diversity of the high-yield market," says Abner Goldstine, veteran fixed-income portfolio counselor. The fund also capitalized on the talents of a growing staff of fixed-income analysts in the high-yield area. Later in the 1990s, when it became increasingly difficult to find high-yielding stocks, IFA was able to count on high-yield bonds to help pay out the income it needed for its shareholders.

In October 1987, investors were shocked by the stock market's sharp decline on "Black Monday," but the actual period of decline began on August 25, 1987 and ended on December 4, 1987. Thanks to its dividend-paying stocks, bonds and cash holdings, IFA again showed a strong resistance to the decline. While the S&P 500 fell 33.0% over that period, IFA declined 13.6%, with dividends reinvested. For the full 1998 fiscal year (in which the October market crash was included), IFA still managed a total return of 1.7% with dividends reinvested. In all five significant stock market declines in IFA's lifetime, the fund has shown downside resilience. In two declines, the fund actually had a positive return. In the other three, it declined less than the S&P 500. (See chart on page 7.)

SNAPSHOT 1989-1994

STRATEGIC MOVE INTO BANK STOCKS

In 1989 and 1990, U.S. banks were in deep trouble. Many had lent too much money to commercial real estate developers, and the value of the real estate - mostly downtown office buildings - had fallen precipitously due to an oversupply of properties. From October 1989 to October 1990, the average bank stock declined 67%, recalls Joyce Gordon, bank analyst for IFA. The fund started a big move into bank stocks in its 1990 fiscal year. By 1991, IFA had increased its allocation in banks to almost 9% of total assets.

Joyce and a number of IFA portfolio counselors felt the market had overreacted to the problems of the banking industry. "Regulators came in and made banks write down a lot of the real estate loans that were still good. They had to label these loans as non-performing because the value of the real estate had fallen below the value of the loan," Joyce recalls. "They had to do that even though the developers were still making the loan payments."

Joyce believed that investors were pricing the banks "like the whole industry was going out of business. I knew that some companies might go away, but that the industry had to stay." So IFA invested in 16 different banks in 1990 and 1991. IFA's fixed-income analysts and portfolio counselors also invested heavily in bonds issued by banks, which were attractively priced in light of the industry's widely publicized problems. Bank stocks and bonds recovered in 1993 and 1994, and have remained outstanding investments for IFA during most of the 1990s.

[photo: Norma and Chester Sperry with their grandchildren Rusty and Carrie] [Begin Caption]
Norma and Chester Sperry with their grandchildren Rusty and Carrie
[End Caption]
SNAPSHOT 1994-1999

IFA'S BIG INVESTMENT IN PHARMACEUTICAL STOCKS

There are times when analysts lead the portfolio counselors in one direction, and there are times when portfolio counselors lead the analysts. According to drug company analyst Richard Beleson, IFA's large investment in pharmaceutical companies came about because the portfolio counselors led the way.

In early 1994, drug company stocks had fallen 50% in a nine-month period, according to veteran portfolio counselor Steve Bepler. "The fear was that the Clinton Administration's proposals for a national health care plan would put a lid on drug prices and introduce all kinds of controls," recalls Steve. Drug company stocks had fallen and yields were in the 5% range for the first time in years. Drug company analysts who focus on growth thought the Clinton proposals would bring a halt to growth, so they considered the stocks unattractive. But to the IFA portfolio counselors, "the drug stocks were paying a high yield and were attractive cash generators," says Steve. "We still believed the underlying businesses were sound. By our analysis, it didn't matter if they never discovered a new drug."

After Congress scuttled the Clinton administration health plan, drug stocks recovered and rallied from 1995 to 1998, during which period new drugs and new products flourished.

INVESTING IN IFA IN THE YEAR 2000 - AND BEYOND

In the great sweep of time, dividends have provided about half of the total return of the S&P 500, but in the past five years, reinvested dividends have accounted for only about 13.7% of the index's total return. Many companies today have decided to take their free cash flow and buy back their own shares instead of raising their dividends. "This is what you would expect in a strongly rising market where the price action dwarfs the return you get from dividend yield," says Janet.

Yet IFA is well prepared for the next five years, says Abner. "It continues to provide investors with a good income and it offers protection that is important if we get into a down market. No one knows when that's going to come."

Janet doubts that investing for income will remain out of favor. "The skepticism that some investors have about this kind of an approach is probably an indicator that it will be more valuable in the future."

She concludes: "I still think companies that pay out good and growing dividends are attractive investments. It's a reflection of strong cash flow and a management that is focused on shareholders' returns."

Investing for income in IFA is like planting seeds in a field. It takes patience, but in the long run, most people have been happy with the results.

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[photo:  inset of American flag]

As a shareholder in The Income Fund of America, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

* A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

* A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks, and spend substantial resources getting to know companies and industries around the world better than anyone.

* A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

* EXPERIENCED INVESTMENT PROFESSIONALS: Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

* A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rate is low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.


GROWTH FUNDS

Emphasis on long-term growth through stocks

AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)


GROWTH-AND-INCOME FUNDS

Emphasis on long-term growth and dividends through stocks

American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)


EQUITY-INCOME FUNDS

Emphasis on above-average income and growth through stocks and/or bonds

Capital Income Builder(r)
The Income Fund of America(r)


BALANCED FUND

Emphasis on long-term growth and current income through stocks and bonds

American Balanced Fund(r)


INCOME FUNDS

Emphasis on current income through bonds

American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)


TAX-EXEMPT INCOME FUNDS

Emphasis on tax-free current income through municipal bonds

American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)


STATE-SPECIFIC TAX-EXEMPT FUNDS

The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)


MONEY MARKET FUNDS

Seeks stable monthly income through money market instruments

The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

For more complete information about any of the funds, including charges and expenses, ask for a copy of A Portfolio for Every Investor or visit our Web site at www.americanfunds.com. Before you invest or send money, please obtain a prospectus from your investment dealer, download one from our Web site, or phone the fund's transfer agent, American Funds Service Company, at 800/421-0180.



THE INCOME FUND OF AMERICA AT A GLANCE
RESULTS AT A GLANCE (WITH DIVIDENDS REINVESTED OR INTEREST COMPOUNDED) Total Returns for Periods Ended July 31, 1999

                                       12 Months       10 Years        Lifetime/1/
THE INCOME FUND OF AMERICA             +7.8%           2.162           +2,709.0%
Standard & Poor's 500 Stock            +20.2           395.1           +3,496.8
Composite Index

Lehman Brothers Aggregate              +2.5            +113.5          +822.2
Bond Index/2/

Salomon Smith Barney Long-             +2.2            +199.6           -
Term High-Yield Bond Index

Consumer Price Index                   +2.1            34              +263.2
(inflation)/3/

Average Savings Institution/4/         +4.6            61.5            +413.9


/1/Since December 1, 1973, when Capital Research and Management Company became IFA's investment adviser.

/2/From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist.

/3/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/4/Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board that reflect all kinds of savings deposits, including longer term certificates. Savings accounts are guaranteed; the fund is not.

[begin line chart]
IFA INCOME FAR EXCEEDS INFLATION
A HISTORICAL LOOK OVER THE PAST 25 YEARS


Year End 7/31       Income Fund of America       CPI

1975                100.0                        100.0

1976                127.0                        105.4

1977                123.5                        112.5

1978                142.1                        121.2

1979                169.7                        134.9

1980                186.3                        152.6

1981                222.0                        169.0

1982                278.6                        179.9

1983                324.5                        184.3

1984                368.8                        192.1

1985                428.5                        198.9

1986                497.8                        202.0

1987                564.4                        210.0

1988                570.4                        218.6

1989                679.7                        229.6

1990                670.9                        240.6

1991                803.8                        251.3

1992                837.8                        259.2

1993                890.7                        266.4

1994                951.4                        273.8

1995                1,024.5                      281.4

1996                1,092.8                      289.7

1997                1,283.0                      296.1

1998                1,341.1                      301.1

1999                1,585.0                      307.6


[end chart]


The Income Fund of America
CPI
This chart shows how IFA has produced growth of income that has far exceeded the growth of inflation over the past 25 years. IFA income figures are at net asset value with dividends and capital gains reinvested. IFA income figures are calculated using a hypothetical $10,000 investment on July 31, 1974. Inflation is represented by the Consumer Price Index, U.S. city average for all urban consumers (Source: U.S. department of Labor, Bureau of Labor Statistics). Both IFA income and the CPI for fiscal year 1975 are indexed to 100.

ANNUAL INCOME GENERATED BY IFA, THE S&P 500 AND 3-MONTH CDS
A SNAPSHOT AT 5-YEAR INTERVALS
[begin bar chart]

Through              IFA                  S&P 500              CDs

7/31/75              864                  478                  986

7/31/76              1,097                505                  677

7/31/77              1,067                610                  614

7/31/78              1,228                719                  799

7/31/79              1,466                824                  1,284

7/31/80              1,610                967                  1,930

7/31/81              1,918                1,096                2,314

7/31/82              2,407                1,231                3,008

7/31/83              2,804                1,326                2,239

7/31/84              4,371                1,462                2,380

7/31/85              5,070                1,621                2,622

7/31/86              7,894                1,768                2,221

7/31/87              7,940                1,926                1,943

7/31/88              7,151                2,154                2,421

7/31/89              5,873                2,488                3,245

7/31/90              8,418                2,917                3,388

7/31/91              7,490                3,144                3,177

7/31/92              7,912                3,294                2,230

7/31/93              9,680                3,449                1,551

7/31/94              11,619               3,637                1,683

7/31/95              9,485                3,897                2,925

7/31/96              11,464               4,265                3,055

7/31/97              20,772               4,631                3,195

7/31/98              31,115               4,960                3,420

7/31/99              31,515               5,192                3,319


[end chart]

This chart compares the annual income produced by a hypothetical $10,000 investment on July 31, 1974 in three different investments - IFA, the S&P 500 and 3-month certificates of deposit. The chart shows the annual income at 5-year intervals over the past 25 years in snapshots. All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. CD income assumes that the individual reinvests both principal and interest from previous CD at the going rate at the time of purchase. CDs are guaranteed; the fund is not.



ASSET MIX COMPARISON AT JULY 31 FISCAL YEAR-END
FISCAL 1999
[begin pie chart]

INVESTMENT PORTFOLIO                   Percent of Net Assets

U.S. Equity Securities/++/             48.9%
Non-U.S. Equity Securities             10.6
Government Bonds                       7.4
Other Fixed-Income Securities          19.8
Cash & Equivalents                     13.3

[end chart]
/++/Also includes 0.2% in Canadian equities that are part of the S&P 500.

FIVE LARGEST INDUSTRIES IN             Percent of Net Assets
EQUITY HOLDINGS

Banking                                8.7%
Utilities: Electric & Gas              8.1
Banking                                8.0
Telecommunications                     6.3
Insurance                              3.9


TEN LARGEST EQUITY HOLDINGS            Percent of Net Assets

First Union                            2.5%
Atlantic Richfield                     2.1
Chrysler                               1.9
U S West                               1.6
J.C. Penney                            1.6
Texaco                                 1.5
AT&T                                   1.4
Ford Motor                             1.3
Phillips Petroleum                     1.2
Amoco                                  1.0


FISCAL 1998
[begin pie chart]

INVESTMENT PORTFOLIO                   Percent of Net Assets

U.S. Equity Securities/+/              48.1%
Non-U.S. Equity Securities             12.9
Government Bonds                       6.7
Other Fixed-Income Securities          20.9
Cash & Equivalents                     11.2

[end chart]
/+/Also includes 0.5% in Canadian equities that are part of the S&P 500.

FIVE LARGEST INDUSTRIES IN             Percent of Net Assets
EQUITY HOLDINGS

Banking                                8.5%
Utilities: Electric & Gas              8.4
Energy Sources                         7.5
Telecommunications                     5.3
Forest Products & Paper                4.1


TEN LARGEST EQUITY HOLDINGS            Percent of Net Assets
U S West                               1.9%

First Union                            1.9
Phillips Petroleum                     1.5
Atlantic Richfield                     1.4
J.C. Penney                            1.3
Weyerhaeuser                           1.2
Bank of America                        1.1
Houston Industries                     .9
USX - Marathon                         .9
J.P. Morgan                            .9

The Income Fund of America, Inc.
Investment Portfolio, July 31, 1999
                                                           Shares or  Market Percent
                                                           Principal   Value  Of Net
Equity Securitites                                            Amount    (000) Assets
--------------------------------------------                -------- ----------------

Banking - 8.48%
First Union Corp.                                           9,492,600$436,660  1.90%
Bank of America Corp. (formerly BankAmerica Corp.)          3,855,800 255,929    1.11
J.P. Morgan & Co. Inc.                                      1,525,000 195,009     .85
Commonwealth Bank of Australia                              8,480,973 133,558     .58
SB Treasury Co. LLC, Series A, 9.40% noncumulative         126,000,00 122,981     .53
 preferred (1)
National Bank of Canada                                     8,500,000 104,781
NB Capital Corp. 8.35% exchangeable depositary shares         520,000  12,805     .51
Westpac Banking Corp.                                      18,113,652 117,507     .51
BancWest Corp.                                              1,900,000  79,206     .34
BANK ONE CORP.                                              1,140,700  62,239     .27
Tokai Preferred Capital Co. LLC, Series A, 9.98%           61,250,000  59,531     .26
 noncumulative preferred (1)
Fuji JGB Investment LLC, Series A, 9.87% noncumulative     67,000,000  59,128     .26
 preferred (1)
KeyCorp                                                     1,800,000  56,700     .25
BankBoston Corp.                                            1,200,000  56,325     .24
Bank of Nova Scotia                                         2,400,000  50,000     .22
Keystone Financial, Inc.                                    1,550,000  45,241     .20
Bank of New York Co., Inc.                                  1,000,000  36,938     .16
BNP U.S. Funding LLC, Series A, 7.738% noncumulative       33,200,000  30,724     .13
 preferred (1)
National Australia Bank Ltd. Exchangable Capital Units       $800,000  22,600     .10
IBJ Preferred Capital Co. LLC, Series A, 8.79%             10,000,000   8,450     .04
 noncumulative preferred (1)
Banco Nacional de Mexico, SA 11.00% exchangeable           $4,175,000   3,987     .02
 note 2003 (1)
                                                                     ------------------
                                                                     1,950,29    8.48
                                                                     ------------------

Utilities: Electric & Gas - 8.38%
Dominion Resources, Inc.                                    3,000,000 132,187     .57
Florida Progress Corp.                                      3,070,000 125,678     .55
Wisconsin Energy Corp.                                      4,880,000 122,305     .53
DTE Energy Co.                                              3,000,000 117,375     .51
Unicom Corp.                                                2,600,000 102,050     .44
Consolidated Edison, Inc.                                   2,300,000 100,050     .44
Southern Co.                                                3,750,000  99,141     .43
Consolidated Natural Gas Co.                                1,230,000  77,029     .33
MCN Energy Group Inc.                                       3,550,000  75,659     .33
KeySpan Corp. (formerly KeySpan Energy Corp.)               2,562,000  71,095     .31
Equitable Resources, Inc. (2)                               1,850,000  68,566     .30
BEC Energy                                                  1,600,000  68,200     .30
PECO Energy Co.                                             1,600,000  67,800     .29
Peoples Energy Corp.                                        1,700,000  62,581     .27
Carolina Power & Light Co.                                  1,500,000  61,687     .27
Entergy Corp.                                               2,000,000  60,625     .26
Ameren Corp.                                                1,200,000  46,800     .20
K N Energy, Inc.                                            1,000,000  19,500
K N Energy, Inc. 8.25% PEPS convertible preferred             682,600  21,886     .18
 2001 Units
Sempra Energy                                               1,623,700  36,026     .16
National Power PLC                                          4,580,000  32,268     .14
GPU, Inc.                                                     840,400  32,250     .14
DQE, Inc.                                                     800,000  31,700     .14
New Jersey Resources Corp.                                    750,000  29,672     .13
Scottish and Southern Energy PLC                            3,000,000  28,640     .12
Sonat Inc.                                                    800,000  28,150     .12
American Electric Power Co., Inc.                             700,000  24,762     .11
Scottish Power PLC                                          2,800,000  23,364     .10
OGE Energy Corp.                                              950,000  22,503     .10
Central and South West Corp.                                1,000,000  21,312     .09
Puget Sound Energy, Inc.                                      900,000  20,981     .09
CINergy Corp.                                                 625,400  18,723     .08
WICOR, Inc.                                                   600,000  17,400     .08
New England Electric System                                   318,000  16,476     .07
South Jersey Industries, Inc.                                 500,000  15,000     .07
Citizens Utilities Trust 5.00% EPPICS convertible             250,000  12,688     .06
 preferred 2036
TECO Energy, Inc.                                             467,200   9,519     .04
Western Resources, Inc.                                       275,000   7,184     .03
                                                                     ------------------
                                                                     1,928,83    8.38
                                                                     ------------------


Energy Sources - 7.52%
Phillips Petroleum Co.                                      6,893,500 353,723    1.54
Atlantic Richfield Co.                                      3,550,000 319,722    1.39
USX-Marathon Group                                          6,600,000 200,475     .87
Texaco Inc.                                                 2,124,600 132,389     .58
"Shell" Transport and Trading Co., PLC (New York            2,500,000 120,781     .53
 Registered)
Sunoco, Inc.                                                3,932,000 119,926     .52
Ultramar Diamond Shamrock Corp.                             3,925,000  92,728     .40
Conoco Inc., Class A                                        3,520,000  91,740     .40
Occidental Petroleum Corp.                                  3,250,000  63,578     .28
Unocal Capital Trust $3.125 convertible preferred           1,040,000  58,110     .25
Mobil Corp.                                                   500,000  51,125     .22
CONSOL Energy Inc.                                          4,000,000  44,500     .19
Exxon Corp.                                                   500,000  39,688     .17
Ashland Inc.                                                  750,000  28,500     .12
CalEnergy Capital Trust II 6.25% convertible                  270,000  12,960     .06
 preferred 2012
                                                                     ------------------
                                                                     1,729,94    7.52
                                                                     ------------------

Telecommunications - 5.32%
U S WEST, Inc.                                              7,782,400 446,029    1.94
MediaOne Group, Inc. 6.25% PIES convertible                 1,710,000 160,740     .70
 preferred 2001
SBC Communications Inc.                                     2,100,000 120,094
SBC Communications Inc. 7.75% DECS convertible                463,000  30,876     .66
 preferred 2001
Bell Atlantic Corp.                                         1,949,300 124,268     .54
AT&T Corp.                                                  2,375,000 123,352     .54
Ameritech Corp.                                             1,430,000 104,748     .46
Telecom Corp. of New Zealand Ltd.                           8,278,400  37,518     .16
Telecom Italia SpA, nonconvertible savings shares           5,353,000  29,346     .13
Koninklijke PTT Nederland NV                                  339,085  15,488
Koninklijke PTT Nederland NV (ADR)                             86,288   3,931     .08
GTE Corp.                                                     175,000  12,895     .06
Omnipoint Corp. (1,3)                                          92,761   3,977     .02
COLT Telecom Group PLC, warrants, expire 2006 (1,3)             5,000   3,325     .01
Viatel, Inc. (3)                                               86,992   3,219     .01
Comunicacion Celular SA, Class B, warrants,                    31,000   1,922     .01
 expire 2003 (1,3)
Allegiance Telecom, Inc., warrants, expire 2008 (1,3)          20,000   1,140     .00
Loral Space & Communications Ltd., warrants,                   61,000     707     .00
 expire 2007 (3,4)
NEXTLINK Communications, Inc. 14.00% preferred 2009            10,712     536     .00
ICG Holdings, Inc., warrants, expire 2005 (1,3)                19,800     495     .00
CellNet Data Systems, Inc., warrants, expire 2007 (1,3,4)      15,450     284     .00
McCaw International, Ltd., warrants, expire 2007 (1,3,4)       31,500      79     .00
Conecel Holdings Ltd., Class B, warrants,                      76,825       8     .00
 expire 2000 (1,3,4)
Iridium World Communications Ltd., warrants,                    4,000       1     .00
 expire 2005 (1,3,4)
                                                                     ------------------
                                                                     1,224,97    5.32
                                                                     ------------------

Forest Products & Paper - 4.08%
Weyerhaeuser Co.                                            4,412,900 285,459    1.24
International Paper Co. (formerly Union Camp Corp.)         2,990,168 152,872
International Paper Co., Capital Trust 5.25% convertible      400,000  21,200     .76
 preferred 2025
UPM-Kymmene Corp.                                           4,450,000 149,945     .65
Georgia-Pacific Corp., Timber Group                         5,450,000 134,547     .59
Stora Enso Oyj, Class R                                     7,609,169  95,639
Stora Enso Oyj, Class A                                       345,942   4,293     .43
Potlatch Corp.                                              1,350,000  54,759     .24
APP Finance (VI) Mauritius Ltd. 0% convertible             $144,000,0  21,600     .09
 preferred 2012
Westvaco Corp.                                                650,000  19,134     .08
                                                                     ------------------
                                                                      939,448    4.08
                                                                     ------------------

Chemicals - 2.62%
Imperial Chemical Industries PLC (ADR)                      3,425,000 157,978     .69
Dow Chemical Co.                                            1,178,500 146,134     .64
International Flavors & Fragrances Inc.                     1,900,000  86,094     .37
Hercules Inc.                                               2,276,200  79,382     .34
DSM NV                                                        415,384  51,543     .22
Monsanto Co. 6.50% ACES convertible preferred 2001 Units    1,108,800  45,461     .20
Witco Corp.                                                 1,981,600  36,288     .16
                                                                     ------------------
                                                                      602,880    2.62
                                                                     ------------------

Insurance - 2.46%
American General Corp.                                      2,014,200 155,849     .68
Italy (Republic of) 5.00% PENs 2001 (exchangeable          $65,000,00 107,738     .47
 into INA SpA)
SAFECO Corp.                                                2,500,000  95,156     .41
Ohio Casualty Corp. (2)                                     4,560,000  81,795     .36
Aetna Inc.                                                    819,700  67,215     .29
Lincoln National Corp.                                        800,000  40,000     .17
PMI Group, Inc.                                               303,000  19,373     .08
                                                                     ------------------
                                                                      567,126    2.46
                                                                     ------------------




Real Estate - 2.42%
Equity Residential Properties Trust                         2,100,000  86,756
Equity Residential Properties Trust, Series G, 7.25%          600,000  13,050     .43
 convertible preferred
Boston Properties, Inc.                                     2,634,600  90,235     .39
Spieker Properties, Inc.                                    1,600,000  61,200     .27
Weingarten Realty Investors                                 1,325,000  53,497     .23
Meditrust Corp., paired stock                               3,340,000  36,322     .16
Amoy Properties Ltd.                                       35,000,000  32,468     .14
AMB Property Corp.                                          1,225,000  27,562     .12
ProLogis Trust, Series D, 7.92% preferred                   1,080,000  24,840     .11
CenterPoint Properties Corp.                                  580,000  20,735     .09
Sun Hung Kai Properties Ltd.                                2,000,000  17,264     .08
Hysan Development Co. Ltd.                                 12,849,635  16,804     .07
Glenborough Realty Trust Inc., Series A, 7.75%                800,000  14,700     .06
 convertible preferred
Duke-Weeks Realty Corp. (formerly Dukes Realty                300,000  13,548     .06
  Investments, Inc.), Series B, 7.99% preferred
 cumulative step-up premium rate
Simon DeBartolo Group, Inc., Series C, 7.89% preferred        300,000  13,254     .06
 cumulative step-up premium rate
Archstone Communities Trust                                   564,000  12,161     .05
IAC Capital Trust, Series A, 8.25% TOPRS preferred            300,000   7,350     .03
CarrAmerica Realty Corp., Series B, 8.57% cumulative          280,000   6,545     .03
 redeemable preferred
New Plan Realty Trust, Series D, 7.80% preferred cumulative   112,500   5,006     .02
 step-up premium rate
Kimco Realty Corp.                                            100,000   3,750     .02
                                                                     ------------------
                                                                      557,047    2.42
                                                                     ------------------

Merchandising - 1.81%
J.C. Penney Co., Inc.                                       6,800,000 297,500    1.29
Coles Myer Ltd.                                            17,400,882 101,454     .44
PETsMART, Inc. 6.75% convertible subordinated note 2004 (1)$17,500,00  18,200     .08
                                                                     ------------------
                                                                      417,154    1.81
                                                                     ------------------

Broadcasting & Publishing - 1.64%
Houston Industries Inc. 7.00% ACES convertible              1,780,000 215,491     .94
 preferred 2000
Cablevision Systems Corp., Series I, $2.125 cumulative        760,000  78,660     .34
 convertible exchangeable preferred
UnitedGlobalCom, Inc., Class C, 7.00% convertible             700,000  38,500     .17
 preferred (1)
NTL Inc. (3)                                                  146,039  15,170
NTL Inc., warrants, expire 2008 (1,3,4)                        25,650   2,079     .07
Price Communications Corp. (3)                                912,117  16,190     .07
MediaOne Group, Inc., Series D, 4.50% convertible preferred    85,800  12,355     .05
                                                                     ------------------
                                                                      378,445    1.64
                                                                     ------------------

Health & Personal Care - 1.64%
Glaxo Wellcome PLC                                          6,270,000 160,229     .70
Pharmacia & Upjohn, Inc.                                    1,300,000  69,956     .30
American Home Products Corp.                                  800,000  40,800     .18
Eli Lilly and Co.                                             600,000  39,375     .17
Athena Neurosciences, Inc. 4.75% convertible note 2004     $32,500,00  34,938     .15
Sepracor Inc. 6.25% convertible subordinated debenture     $7,350,000  12,339
 2005 (1)
Sepracor Inc. 7.00% convertible subordinated debenture     $15,000,00  13,912     .11
 2005 (1)
Glycomed Inc. 7.50% convertible subordinated debenture 2003$5,000,000   4,037     .02
RainTree Healthcare Corp. (3,4)                               279,109     977     .01
                                                                     ------------------
                                                                      376,563    1.64
                                                                     ------------------

Beverages & Tobacco - 1.55%
Philip Morris Companies Inc.                                3,150,000 117,338     .51
Southcorp Ltd.                                             25,046,175  97,298     .42
Nabisco Group Holdings Corp. (formerly RJR Nabisco          3,000,000  56,250     .24
 Holdings Corp.)
Imperial Tobacco Ltd.                                       4,000,000  40,927     .18
Gallaher Group PLC                                          4,800,000  28,681     .13
UST Inc.                                                      500,000  15,500     .07
                                                                     ------------------
                                                                      355,994    1.55
                                                                     ------------------

Metals: Steel & Nonferrous - 1.20%
Phelps Dodge Corp.                                          1,750,000 103,797     .44
British Steel PLC                                          25,422,400  67,658     .29
Freeport-McMoRan Copper & Gold Inc., Series A, $1.75        1,400,000  26,075
 convertible preferred
Freeport-McMoRan Copper & Gold Inc., Class B                  300,000   5,063     .14
Allegheny Teledyne Inc.                                     1,350,000  28,941     .13
Cyprus Amax Minerals Co., Series A, $4.00 convertible         465,000  20,693     .09
 preferred
Inco Ltd. 5.75% convertible debenture 2004                 $17,250,00  15,568     .07
Bethlehem Steel Corp. $3.50 convertible preferred             250,000   8,813     .04
                                                                     ------------------
                                                                      276,608    1.20
                                                                     ------------------

Industrial Components - 1.06%
Dana Corp.                                                  2,350,000  98,113     .43
Federal-Mogul Corp. 7.00% convertible preferred 2027        1,150,000  63,969     .28
Tomkins PLC                                                13,000,000  59,655     .26
Tower Auto Capital Trust 6.75% convertible preferred 2018 (   450,000  22,050     .09
                                                                     ------------------
                                                                      243,787    1.06
                                                                     ------------------

Leisure & Tourism - 1.05%
Seagram Co. Ltd. 7.50% convertible preferred 2002           1,845,000  93,171     .40
Georgia-Pacific Corp., Georgia-Pacific Group 7.50% PEPS     1,400,000  66,150     .29
 convertible preferred 2004 Units
Premier Parks Inc. 7.50% PIES convertible preferred 2001      450,000  31,275     .14
Host Marriott Financial Trust 6.75% QUIPS convertible         600,000  22,237     .10
 preferred 2026
AMF Bowling Worldwide, Inc. 0% convertible debenture 2018 ($90,000,00  12,600     .05
FelCor Lodging Trust Inc.                                     450,000   8,775     .04
Royal Caribbean Cruises Ltd., Series A, 7.25% convertible      45,000   6,570     .03
 preferred
                                                                     ------------------
                                                                      240,778    1.05
                                                                     ------------------

Business & Public Services - 1.00%
Cendant Corp. 7.50% PRIDES convertible preferred            1,425,000  48,450     .21
United Utilities PLC                                        3,521,463  45,224     .20
Alexander & Baldwin, Inc.                                   1,375,000  34,762     .15
Thames Water PLC                                            1,500,000  22,909     .10
Budget Group, Inc. 6.25% TIDES convertible preferred 2005     600,000  20,250     .09
Interpublic Group of Companies, Inc. 1.87% convertible     $17,000,00  15,449     .07
 subordinated note 2006 (1)
Hyder PLC                                                   1,425,000  14,696     .06
Browning-Ferris Industries, Inc.                              305,000  13,687     .06
Omnicom Group Inc. 4.25% convertible debenture 2007 (1)    $2,500,000   5,669     .02
Nationwide Health Properties, Inc., Series A, 7.677%           50,000   3,519     .02
 preferred cumulative step-up premium rate
IKON Office Solutions, Inc.                                   200,000   2,638     .01
Integrated Health Services, Inc. (3)                          280,001   1,575
Integrated Health Services, Inc. 5.75% convertible         $1,250,000     687     .01
 debenture 2001
                                                                     ------------------
                                                                      229,515    1.00
                                                                     ------------------

Automobiles - 0.89%
General Motors Corp.                                        2,085,000 127,055     .55
Ford Motor Co.                                              1,600,000  77,800     .34
                                                                     ------------------
                                                                      204,855     .89
                                                                     ------------------

Recreation & Other Consumer Products - 0.86%
EMI Group PLC                                              15,902,467 132,869     .58
Jostens, Inc.                                               1,715,000  34,729     .15
Pennzoil-Quaker State Co.                                   2,000,000  29,625     .13
V2 Music Holdings, warrants, expire 2008 (1,3)                 14,750       0     .00
                                                                     ------------------
                                                                      197,223     .86
                                                                     ------------------

Food & Household Products - 0.70%
General Mills, Inc.                                         1,935,000 160,242     .70
                                                                     ------------------

Machinery & Engineering - 0.69%
Pall Corp.                                                  2,344,200  49,375     .21
Valmet-Rauma Oyj (3)                                        3,559,997  47,602     .21
Ingersoll-Rand Co. 6.75% PRIDES convertible preferred       1,400,000  42,000     .18
Thermo Electron Corp. 4.25% convertible subordinated       $23,000,00  19,981     .09
 debenture 2003 (1)
                                                                     ------------------
                                                                      158,958     .69
                                                                     ------------------

Electronic Components & Instruments - 0.67%
Micron Technology, Inc. 7.00% convertible subordinated     $50,000,00  57,750     .25
 note 2004
Advanced Micro Devices, Inc. 6.00% convertible subordinated$51,700,00  37,224     .16
 note 2005
Western Digital Corp. 0% convertible subordinated          $112,500,0  14,906     .06
 debenture 2018 (1)
National Semiconductor Corp. 6.50% convertible debenture   $15,000,00  14,250     .06
2002
Premier Farnell PLC                                         3,280,000  13,695     .06
Thermo Instrument Systems Inc. 4.00% convertible subordinat$10,000,00   8,300     .04
 debenture 2005
Quantum Corp. 7.00% convertible subordinated note 2004     $7,000,000   6,440     .03
EMC Corp. 3.25% convertible subordinated note 2002           $500,000   2,689     .01
                                                                     ------------------
                                                                      155,254     .67
                                                                     ------------------

Financial Services - 0.65%
Household International, Inc.                               2,453,280 105,338     .46
Bell Atlantic Financial Services, Inc. 4.25% convertible   $39,000,00  43,290     .19
 debenture 2005 (1)
                                                                     ------------------
                                                                      148,628     .65
                                                                     ------------------

Multi-Industry - 0.35%
TI Group PLC                                                7,000,000  52,042     .23
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed        920,000  18,515
 perpetual capital security (1)
Swire Pacific Offshore Financing Ltd. 9.33% cumulative        400,000   8,350     .12
 guaranteed perpetual capital security (1)
                                                                     ------------------
                                                                       78,907     .35
                                                                     ------------------

Miscellaneous Materials & Commodities - 0.34%
De Beers Consolidated Mines Ltd.                            1,570,800  39,117
De Beers Consolidated Mines Ltd. (ADR)                         93,400   2,312     .18
Crown Cork & Seal Co., Inc. 4.50% convertible preferred 200 1,005,000  27,637     .12
Owens-Illinois, Inc. 4.75% convertible preferred              240,000   9,210     .04
                                                                     ------------------
                                                                       78,276     .34
                                                                     ------------------

Transportation:  Rail & Road - 0.23%
Union Pacific Capital Trust 6.25% TIDES convertible           976,200  47,956
 preferred 2028 (1)
Union Pacific Capital Trust 6.25% TIDES convertible           110,000   5,404     .23
 preferred 2028
                                                                     ------------------
                                                                       53,360     .23
                                                                     ------------------

Other Industries - 0.30%
Newell Financial Trust I 5.25% QUIPS convertible              723,000  37,731     .16
 preferred 2027
Qantas Airways Ltd.                                         7,000,000  23,263     .10
Diamond Offshore Drilling, Inc. 3.75% convertible          $18,700,00  19,612     .09
 debenture 2007
TXI Capital Trust I 5.50% convertible preferred 2028          450,000  16,762     .07
Ingram Micro Inc. 0% convertible debenture 2018            $20,915,00   7,085     .03
Daewoo Corp. 0.50% convertible debenture 2007 (1)          $5,000,000   3,100     .01
Protection One Alarm Monitoring, Inc., warrants, expire        57,600     340     .00
 2005 (1,3)
                                                                     ------------------
                                                                      107,893     .46
                                                                     ------------------

Miscellaneous - 2.94%
Other equity securities in initial period of acquisition              677,109    2.94
                                                                     ------------------


TOTAL EQUITY SECURITIES (cost: $11,471,239,000)                      14,040,1   61.01
                                                                     ------------------

                                                           Principal  Market Percent
                                                              Amount   Value  of Net
Bonds & Notes                                                   (000)   (000) Assets
--------------------------------------------                -------- ----------------

Broadcasting, Advertising & Publishing - 3.23%
Charter Communications Holdings, LLC:
 8.25% 2007 (1)                                                59,000 $56,050
 0%/9.92% 2011 (1,5)                                           37,500  22,781   .34%
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
 0%/9.75% 2007 (5)                                             45,250  35,861
 8.875% 2007                                                   38,100  39,624     .33
Chancellor Media Corp. of Los Angeles:
 9.375% 2004                                                   23,000  23,345
 8.125% 2007                                                   30,500  29,737
 Series B, 8.75% 2007                                           4,500   4,432
 Series B, 10.50% 2007                                         18,300  19,764     .08
 9.00% 2008                                                     9,000   9,000     .29
Time Warner Inc.:
 7.75% 2005                                                     9,500   9,707
 8.18% 2007                                                    20,000  20,990
 9.125% 2013                                                    5,000   5,634
 7.25% 2017                                                    19,500  18,612     .24
NTL Inc.:
 0%/12.75% 2005 (5)                                            22,000  21,340
 Series B, 10.00% 2007                                         10,000  10,200
 0%/9.75% 2008 (5)                                              5,000   3,425
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (5)              19,500  17,989     .23
CSC Holdings, Inc.:
 7.25% 2008                                                     8,000   7,545
 8.125% 2009                                                   22,000  21,804
 9.875% 2013                                                   11,500  12,075     .18
CBS Corp. 7.15% 2005                                           39,500  38,956     .17
Hearst-Argyle Television, Inc.:
 7.00% 2018                                                    25,750  23,060
 7.50% 2027                                                     5,000   4,616     .12
Liberty Media Corp. 7.875% 2009 (1)                            23,600  23,546     .10
TeleWest PLC:
 9.625% 2006                                                    5,000   5,150
 0%/11.00% 2007 (5)                                            20,500  18,296     .10
TCI Communications, Inc.:
 8.00% 2005                                                    15,000  15,808
 8.75% 2015                                                     6,500   7,315     .10
Century Communications Corp.:
 8.75% 2007                                                    13,200  12,936
 0% 2008                                                       10,000   4,300     .07
Radio One, Inc. 7.00%/12.00% 2004 (5)                          16,500  17,160     .07
Comcast Corp. 10.25% 2001                                      10,600  11,155
Comcast Cable Communications, Inc. 8.875% 2017                  4,000   4,440     .07
STC Broadcasting, Inc. 11.00% 2007                             14,500  14,717     .07
Lenfest Communications, Inc.:
 7.625% 2008                                                    2,000   1,990
 8.25% 2008                                                    12,500  12,625     .06
British Sky Broadcasting Group PLC  8.20% 2009 (1)             14,250  14,134     .06
Falcon Holding Group, LP, Falcon Funding Corp. 8.375% 2010     13,000  12,902     .06
Muzak LP: (1)
 9.875% 2009                                                    8,500   8,457
 0%/13.00% 2010 (5)                                             3,750   2,137     .05
Rogers Communications Inc. 8.875% 2007                         10,000  10,075     .04
Adelphia Communications Corp.:
 8.125% 2003                                                    6,500   6,240
 10.50% 2004                                                    3,000   3,180     .04
Ziff-Davis Inc. 8.50% 2008                                      8,250   7,837     .03
Sun Media Corp. 9.50% 2007                                      7,071   7,424     .03
Multicanal Participacoes SA, Series B, 12.625% 2004             6,475   6,216     .03
Newsquest Capital PLC:
 11.00% 2006                                                    4,225   4,690
 Series B, 11.00% 2006                                          1,200   1,332     .03
Coaxial Communications of Central Ohio, Inc. 10.00% 2006        5,750   5,807     .03
TVN Entertainment Corp. 14.00% 2008 (1)                        14,750   5,310     .02
Antenna TV SA 9.00% 2007                                        5,250   5,014     .02
News America Holdings Inc. 7.43% 2026                           5,000   4,952     .02
V2 Music Holdings 0%/14.00% 2008 (1,5)                         14,750   4,720     .02
Young Broadcasting Inc.:
 10.125% 2005                                                   3,750   3,853
 Series B, 8.75% 2007                                             750     739     .02
RBS Participacoes SA 11.00% 2007 (1)                            6,750   4,438     .02
Telemundo Holdings, Inc. 0%/11.50% 2008 (5)                     8,500   4,420     .02
Gray Communications Systems, Inc. 10.625% 2006                  3,500   3,701     .02
Transwestern  Publishing Co. LLC 9.625% 2007                    3,500   3,421     .02
American Media Operations, Inc. 10.25% 2009 (1)                 2,500   2,512     .01
Acme Television, LLC, Series B, 0%/10.875% 2004 (5)             2,780   2,307     .01
Continental Cablevision, Inc. 8.50% 2001                        2,000   2,072     .01
Grupo Televisa, SA 11.875% 2006                                   750     763     .00
Globo Comunicacoes e Partcipacoes Ltd. 10.625% 2008               500     351     .00
                                                                     ------------------
                                                                      744,989    3.23
                                                                     ------------------

Wireless Communications - 2.93%
Nextel Communications, Inc.:
 0%/9.75% 2007 (5)                                             76,325  54,572
 0%/10.65% 2007 (5)                                            11,475   8,434
 0%/9.95% 2008 (5)                                            208,900 146,752
 10.125% 2004                                                   5,000   5,075
 12.00% 2008                                                    8,500   9,626
 0%/12.125% 2008 (5)                                           37,450  19,989
McCaw International, Ltd. (owned by Nextel Communications,     46,850  29,047    1.19
 Inc.) 0%/13.00% 2007 (5)
Omnipoint Corp.:
 14.00% 2003 (1,4,6)                                           58,188  61,097
 8.578% 2006 (1,7)                                             14,696  14,549
 11.625% 2006                                                  55,350  57,010     .58
Crown Castle International Corp.: (5)
 0%/10.625% 2007                                                4,600   3,243
 0%/10.375% 2011                                               39,750  22,856
 0%/11.25% 2011  (1)                                           41,000  23,677     .21
Clearnet Communications Inc.:(5)
 0%/14.75% 2005                                                22,000  20,020
 0%/10.125% 2009                                               45,000  26,100     .20
PageMart Wireless, Inc.: (5)
 0%/15.00% 2005                                                16,160  15,675
 0%/11.25% 2008                                                31,000  13,950     .13
SpectraSite Holdings, Inc.: (1,5)
 0%/12.00% 2008                                                41,250  23,512
 0%/11.25% 2009                                                 6,000   3,120     .11
Dobson Communications Corp. 11.75% 2007                         7,000   7,420
Dobson/Sygnet Communications Co. 12.25% 2008                   14,250  15,034     .10
CCPR Services, Inc. 10.00% 2007                                18,000  18,990     .08
Comunicacion Celular SA 0%/14.125% 2005 (1,5)                  31,000  18,677     .08
American Cellular Corp. 10.50% 2008                            18,100  18,552     .08
Esat Telecom Group PLC 0%/12.50% 2007 (5)                      12,875   9,141     .04
Centennial Cellular Corp. 10.75% 2008 (1)                       8,735   8,997     .04
Mobile Telecommunication Technologies Corp. 13.50% 2002         7,685   8,761     .04
Sprint Spectrum LP, Sprint Spectrum Finance Corp. 11.00% 20     6,000   6,752     .03
PTC International Finance BV 0%/10.75% 2007 (5)                 5,000   3,562     .02
Cellco Finance NV 15.00% 2005 (1)                                 650     686     .00
Conecel Holdings Ltd., Series A, 14.00% 2000 (1,4,7,8)          2,950     295     .00
                                                                     ------------------
                                                                      675,171    2.93
                                                                     ------------------

Banking - 1.42%
SocGen Real Estate Co. LLC, Series A, 7.64%/8.406%             71,500  67,108     .29
 (undated) (1,7)
MBNA Corp., MBNA:
 Capital A, Series A, 8.278% 2026                              10,000   9,124
 Capital B, Series B, 5.795% 2027 (7)                          32,000  27,633     .16
Dime Bancorp, Inc. 6.375% 2001                                 15,000  14,964
Dime Capital Trust I, Dime Bancorp, Inc., Series A,            11,925  11,948     .12
 9.33% 2027
Riggs Capital Trust II:
 8.625% 2026                                                    1,500   1,400
 8.875% 2027                                                   25,000  23,948     .11
Advanta Corp.:
 Series D, 6.60% 2000                                           4,000   3,966
 Series D, 6.65% 2000                                           7,500   7,442
 7.50% 2000                                                     4,000   3,944
 6.91% 2002                                                     5,000   4,476
 6.925% 2002                                                    5,000   4,476     .11
Washington Mutual Capital I, Subordinated Capital Income       10,000   9,866
 Security 8.375% 2027
Ahmanson Capital Trust I, Capital Security, Series A,           8,000   7,915     .08
 8.36% 2026 (1)
Deutsche Bank Capital Funding Trust I 7.872% (undated) (1,7    16,250  15,417     .07
Sakura Capital Funding 5.997% (undated) (1,7)                  15,000  12,000     .05
Capital One Capital I 6.545% 2027 (1,7)                        13,500  11,934     .05
Bank of America Corp. (formerly BankAmerica Corp.)             12,500  11,324     .05
 5.875% 2009
Fleet Capital Trust 6.176% 2028 (7)                            10,000  10,045     .04
Standard Chartered Bank 5.75% Eurodollar Note (undated) (7)    15,000   9,265     .04
Bank of Nova Scotia 5.25% Eurodollar Note (undated) (7)        10,000   7,876     .04
Canadian Imperial Bank of Commerce 5.25% Eurodollar Note       10,000   7,750     .03
 (undated) (7)
HSBC Holdings PLC 7.50% 2009                                    7,500   7,474     .03
HSBC Americas, Inc. 7.808% 2026 (1)                             8,000   7,345     .03
Bank of Scotland 7.00% (undated) (1,7)                          7,500   7,066     .03
Komercni Finance BV 9.00%/10.75% 2008 (1,7)                     6,000   5,370     .02
Chase Capital II, Global Floating Rate Capital Security,        5,000   4,736     .02
 Series B, 5.495% 2027 (7)
BCI U.S. Funding Trust I 8.01% (undated) (1,7)                  5,000   4,663     .02
Chevy Chase Bank, FSB 9.25% 2005                                4,000   4,020     .02
J.P. Morgan & Co. Inc., Series A, 6.00% 2009                    1,650   1,505     .01
                                                                     ------------------
                                                                      326,000    1.42
                                                                     ------------------

Business & Public Services - 1.41%
Integrated Health Services, Inc.:
 10.25% 2006 (7)                                               16,900  11,830
 Series A, 9.50% 2007                                          72,595  46,461
 Series A, 9.25% 2008                                          68,298  43,028     .44
Allied Waste North America, Inc.:
 7.625% 2006                                                    7,000   6,440
 10.00% 2009 (1)                                               58,625  58,039     .28
Columbia/HCA Healthcare Corp.:
 6.87% 2003                                                    10,575   9,803
 7.15% 2004                                                     6,000   5,640
 6.91% 2005                                                    10,750   9,754
 8.85% 2007                                                    16,770  16,686
 8.70% 2010                                                     9,500   9,057     .22
Safety-Kleen Services, Inc.:
 9.25% 2008                                                    26,500  26,765
 9.25% 2009 (1)                                                13,500  13,635     .18
Paracelsus Healthcare Corp. 10.00% 2006                        30,100  22,876     .10
Protection One Alarm Monitoring, Inc. 13.625% 2005 (7)         11,685  13,087     .05
Tenet Healthcare Corp. 8.00% 2005                               9,500   9,144     .04
Ceridian Corp. 7.25% 2004 (1)                                   9,000   8,935     .04
Allegiance Corp. 7.00% 2026                                     4,000   3,950     .02
LifePoint Hospitals, Inc. 10.75% 2009 (1)                       3,750   3,778     .01
Iron Mountain Inc. 8.75% 2009                                   1,750   1,706     .01
RainTree Healthcare Corp. 11.00% 2003 (3)                       1,932   1,705     .01
Mariner Health Group, Inc. 9.50% 2006                          15,250   1,372
Mariner Post-Acute Network, Inc. 9.50% 2007                     2,000     240     .01
                                                                     ------------------
                                                                      323,931    1.41
                                                                     ------------------

Telecommunications - 1.34%
Cable & Wireless Communications PLC:
 6.625% 2005                                                   26,500  26,646
 6.75% 2008                                                    38,000  38,862     .29
NEXTLINK Communications, Inc.:
 9.625% 2007                                                    4,000   3,880
 9.00% 2008                                                     6,250   5,937
 0%/12.25% 2009 (5)                                            39,500  22,712     .14
Loral Orion Network Systems, Inc. 11.25% 2007                  35,175  30,250     .13
Time Warner Telecom Inc. 9.75% 2008                            27,975  28,534     .12
Allegiance Telecom, Inc.:
 0%/11.75% 2008 (5)                                            32,000  20,640
 12.875% 2008                                                   3,475   3,805     .11
Viatel, Inc.:
 11.25% 2008                                                   21,500  21,500
 11.50% 2009 (1)                                                2,000   2,020     .10
Orange PLC:
 8.75% 2006 (1)                                                15,000  15,150
 8.00% 2008                                                     6,000   5,790     .09
Qwest Communications International Inc.:
 0%/9.47% 2007 (5)                                             15,000  11,698
 10.875% 2007                                                   3,084   3,480
 0%/8.29% 2008 (5)                                              7,500   5,629     .09
US Xchange, LLC 15.00% 2008                                    13,500  13,837     .06
Netia Holdings BV:
 10.25% 2007                                                    3,625   3,199
 0%/11.25% 2007 (5)                                            10,500   6,746     .04
IMPSAT Corp. 12.375% 2008                                      10,000   7,625     .03
COLT Telecom Group PLC 0%/12.00% 2006 (5)                       7,500   6,225     .03
Hermes Europe Railtel BV 11.50% 2007                            5,000   5,225     .02
VersaTel Telecom International NV 11.875% 2009                  5,250   5,197     .02
Teligent, Inc. 11.50% 2007                                      4,500   4,331     .02
PanAmSat Corp. 6.125% 2005                                      4,000   3,710     .02
CellNet Data Systems, Inc. 0%/14.00% 2007 (5)                   8,700   3,458     .02
Globe Telecom, Inc. 13.00% 2009 (1)                             1,850   1,850     .01
                                                                     ------------------
                                                                      307,936    1.34
                                                                     ------------------

Energy & Related Companies - 0.89%
Oryx Energy Co.:
 9.50% 1999                                                    10,000  10,072
 8.00% 2003                                                     5,345   5,435
 8.375% 2004                                                   12,750  13,219
 8.125% 2005                                                    8,500   8,680     .16
PDVSA Finance Ltd.:
 9.375% 2007 (1)                                                7,500   7,294
 9.75% 2010 (1)                                                 5,000   4,820
 7.40% 2016                                                    32,865  24,813     .16
Clark Refining & Marketing, Inc. 8.875% 2007                   33,080  29,441     .13
Petrozuata Finance, Inc.: (1)
 Series A, 7.63% 2009                                          10,285   8,590
 Series B, 8.22% 2017                                          10,000   7,737     .07
Union Pacific Resources Group, Inc. 7.30% 2009                 12,500  12,076     .05
Pioneer Natural Resources Co. 7.20% 2028                       15,975  11,444     .05
Pogo Producing Co. 10.375% 2009                                10,000  10,450     .05
Conoco Inc. 6.35% 2009                                         10,000   9,520     .04
Cross Timbers Oil Co.:
 Series B, 9.25% 2007                                           1,000     985
 8.75% 2009                                                     8,000   7,680     .04
Petro Stopping Centers, LP 10.50% 2007                          7,500   7,687     .03
Husky Terra Nova Finance 8.45% 2012 (1)                         7,500   7,409     .03
OXYMAR 7.50% 2016 (1)                                           8,000   6,559     .03
Newfield Exploration Co., Series B, 7.45% 2007                  6,000   5,614     .03
USX Corp. 6.65% 2006                                            4,500   4,248     .02
                                                                     ------------------
                                                                      203,773     .89
                                                                     ------------------

Forest Products & Paper - 0.86%
Container Corp. of America:
 9.75% 2003                                                    50,206  51,963
 Series A, 11.25% 2004                                         19,500  20,231     .31
Pacifica Papers Inc. 10.00% 2009 (1)                           27,750  27,958     .12
Scotia Pacific Co. LLC, Timber Collateralized Notes:
 Series B, Class A-2, 7.11% 2028                               14,550  12,190
 Series B, Class A-3, 7.71% 2028                               16,000  11,680     .10
Pindo Deli Finance Mauritius Ltd.:
 10.25% 2002                                                   11,000   7,287
 10.75% 2007                                                   24,450  15,465     .10
Packaging Corp. of America 9.625% 2009 (1)                     12,875  13,197     .06
Copamex Industrias, SA de CV, Series B, 11.375% 2004           13,450  12,004     .05
Kappa Beheer BV 10.625% 2009 (1)                                7,000   7,140     .03
Advance Agro Capital BV 13.00% 2007 (7)                         7,925   6,063     .03
Grupo Industrial Durango, SA de CV 12.00% 2001                  6,000   5,925     .03
Paperboard Industries International Inc. 8.375% 2007            5,500   5,087     .02
Indah Kiat Finance Mauritius Ltd.:
 11.875% 2002                                                     700     565
 10.00% 2007                                                    3,050   1,952     .01
                                                                     ------------------
                                                                      198,707     .86
                                                                     ------------------

Financial Services - 0.76%
GS Escrow Corp.:
 5.995% 2003 (7)                                               15,000  14,658
 7.125% 2005                                                   23,000  21,775     .16
Capital One Financial Corp. 7.125% 2008                        22,500  20,813     .09
BHP Finance Ltd. 6.75% 2013                                    20,000  18,438     .08
Newcourt Credit Group Inc.: (1)
 Series A, 7.125% 2003                                         12,500  12,232
 6.875% 2005                                                    5,000   4,784     .07
Providian National Bank 6.65% 2004                              4,000   3,840
Providian Financial Corp. 9.525% 2027 (1)                      10,000   9,162     .06
MBNA Corp., MBNA 6.75% 2008                                    12,500  11,719     .05
Toyota Motor Credit Corp. 6.00% 2003                           10,000   9,857     .04
AT&T Capital Corp. 6.60% 2005                                  10,000   9,511     .04
Wharf Capital International, Ltd. 8.875% 2004                   7,000   6,773     .03
Ford Capital BV 10.125% 2000                                    5,500   5,750     .02
DVI, Inc. 9.875% 2004                                           5,000   4,875     .02
General Electric Capital Corp. 8.875% 2009                      4,000   4,523     .02
Nebhelp Trust, Student Loan Interest Margin Security,           4,644   4,520     .02
 Series 1998-1, Class A, 6.68% 2016 (1)
Midland Bank PLC 5.75% Eurodollar Note (undated) (7)            5,000   3,935     .02
Amresco, Inc., Series 1998-A, 9.875% 2005                       5,000   3,750     .02
Green Tree Financial Corp. 6.50% 2002                           2,635   2,505     .01
AB Spintab 6.80% (undated) (1,7)                                1,500   1,449     .01
                                                                     ------------------
                                                                      174,869     .76
                                                                     ------------------

Transportation - 0.73%
Jet Equipment Trust: (1,9)
 Series 1994-A, Class B1, 10.91% 2006                           6,364   7,004
 Series 1995-B, 10.91% 2014                                     4,750   5,554
 Series 1995-B, Class A, 7.63% 2015                             3,634   3,607
 Series 1995-A, Class B, 8.64% 2015                            13,687  14,387
 Series 1995-B, Class C, 9.71% 2015                             5,500   5,931
 Series 1995-A, Class C, 10.69% 2015                            5,000   5,738     .18
Atlas Air, Inc. Pass-Through Trust, Series 1998-1,             32,825  30,401     .13
 Class A, 7.38% 2019 (9)
Continental Airlines, Inc.:
 9.50% 2001                                                     4,500   4,613
 pass-through certificates, Series 1996: (9)
  Class A, 6.94% 2015                                           8,375   8,185
  Class C, 9.50% 2015                                          12,097  12,745     .11
Airplanes Pass Through Trust, pass-through certificate,        22,480  21,592     .10
 Series 1, Class C, 8.15% 2019 (9)
USAir, Inc.:(9)
 Enhanced Equipment Note, Class C, 8.93% 2009                   7,354   7,409
 pass-through trust, Series 1993-A3, 10.375% 2013               9,000   9,485     .07
United Air Lines, Inc.:
 9.00% 2003                                                     8,000   8,463
 pass-through certificate, Series 1996-A2, 7.87% 2019 (9)       5,000   4,703     .06
Teekay Shipping Corp. 8.32% 2008                               10,820  10,333     .05
Delta Air Lines, Inc., pass-through certificate,                5,000   5,309     .02
 Series 1992-A2, 9.20% 2014 (9)
MC-Cuernavaca Trust 9.25% 2001 (1)                              3,703   2,891     .01
                                                                     ------------------
                                                                      168,350     .73
                                                                     ------------------

General Retailing & Merchandising - 0.72%
J.C. Penney Co., Inc.:
 7.95% 2017                                                    28,200  28,000
 7.625% (undated)                                               3,000   2,676     .13
Fred Meyer, Inc.:
 7.375% 2005                                                   21,000  20,923
 7.45% 2008                                                     4,000   4,010     .11
WestPoint Stevens Inc. 7.875% 2005                             18,000  17,505     .08
Stater Bros. Holdings Inc. 11.00% 2001                         16,000  16,240     .07
Boyds Collection, Ltd. 9.00% 2008 (1)                          14,621  14,329     .06
Sears, Roebuck and Co. 9.375% 2011                             12,310  13,918     .06
Salton/Maxim Housewares, Inc. 10.75% 2005                      12,625  13,256     .06
May Department Stores Co. 8.375% 2024                          10,000  10,451     .04
Federated Department Stores, Inc. 6.30% 2009                   10,000   9,245     .04
Philips Electronics NV 7.20% 2026                               6,000   5,971     .03
Randall's Food Markets, Inc. 9.375% 2007                        4,750   5,189     .02
Tultex Corp.:
 10.625% 2005                                                   7,040   2,675
 9.625% 2007                                                    4,194   1,594     .02
                                                                     ------------------
                                                                      165,982     .72
                                                                     ------------------

Leisure & Tourism - 0.64%
International Game Technology: (1)
 7.875% 2004                                                   16,000  15,440
 8.375% 2009                                                    7,750   7,479     .10
Horseshoe Gaming Holding Corp. 8.625% 2009 (1)                 21,500  20,748     .09
AMF Bowling Worldwide, Inc.:
 10.875% 2006                                                  17,155  13,896
 0%/12.25% 2006 (5)                                             6,437   3,991     .08
Mirage Resorts, Inc.:
 6.625% 2005                                                    3,000   2,832
 6.75% 2007                                                     5,000   4,593
 6.75% 2008                                                     5,000   4,575     .05
Florida Panthers Holdings, Inc. 9.875% 2009                    10,000   9,550     .04
Premier Parks Inc. 9.75% 2007                                   9,500   9,500     .04
Joseph E. Seagram & Sons, Inc. 6.625% 2005                      9,000   8,590     .04
Harrah's Operating Co., Inc. 7.875% 2005                        7,750   7,401     .03
Boyd Gaming Corp. 9.25% 2003                                    7,000   7,070     .03
Royal Caribbean Cruises Ltd. 7.00% 2007                         7,000   6,649     .03
Friendly Ice Cream Corp. 10.50% 2007                            6,515   5,896     .02
CKE Restaurants, Inc. 9.125% 2009                               5,000   4,650     .02
CapStar Hotel Co. 8.75% 2007                                    4,900   4,606     .02
Regal Cinemas, Inc. 9.50% 2008                                  5,000   4,500     .02
Carmike Cinemas, Inc. 9.375% 2009 (1)                           4,000   3,870     .02
KSL Recreation Group, Inc. 10.25% 2007                          1,250   1,269     .01
                                                                     ------------------
                                                                      147,105     .64
                                                                     ------------------

Multi-Industry - 0.43%
Hutchison Whampoa Finance (CI) Ltd., Series D,                 21,000  19,312     .08
 6.988% 2037 (1)
Reliance Industries Ltd.:
 8.25% 2027 (1)                                                10,000   8,908
 10.50% 2046 (1)                                                5,750   4,821
 Series B, 10.25% (undated)                                     5,000   3,975     .08
Pan Pacific Industrial Investments PLC 0% 2007 (1)             33,500  16,752     .07
Graham Packaging Co.:
 8.75% 2008                                                     8,475   7,967
 0%/10.75% 2009 (5)                                             8,000   5,240     .06
American Standard Inc. 8.25% 2009 (1)                          10,250  10,301     .05
Tekni-Plex, Inc. 9.25% 2008                                     8,000   7,880     .03
Sony Corp. 6.125% 2003                                          7,500   7,406     .03
Innova, S de RL 12.875% 2007                                    5,000   3,763     .02
Tenneco Inc. 8.075% 2002                                        2,000   2,051     .01
                                                                     ------------------
                                                                       98,376     .43
                                                                     ------------------

Industrial Components - 0.40%
Federal-Mogul Corp.:
 7.50% 2004                                                     6,860   6,610
 7.375% 2006 (1)                                               38,000  35,512
 7.75% 2006                                                    10,000   9,502
 7.50% 2009 (1)                                                24,000  22,116     .32
TRW Inc. 7.125% 2009 (1)                                       15,000  14,466     .06
BREED Technologies, Inc. 9.25% 2008                            29,500   2,950     .01
Westinghouse Air Brake Co. 9.375% 2005                          2,000   2,040     .01
                                                                     ------------------
                                                                       93,196     .40

                                                                     ------------------

Real Estate - 0.38%
Security Capital Group Inc. 7.15% 2007                         17,500  15,833     .07
FelCor Suites LP:
 7.375% 2004                                                   10,000   9,197
 7.625% 2007                                                    5,000   4,447     .06
ProLogis Trust 7.05% 2006                                      12,000  11,379     .05
EOP Operating LP:
 6.625% 2005                                                    5,250   5,001
 6.763% 2007                                                    6,550   6,149     .05
CarrAmerica Realty Corp. 6.625% 2000                           10,000   9,907     .04
Spieker Properties Inc.:
 7.125% 2006                                                    3,645   3,488
 7.50% 2027                                                     5,000   4,439     .04
ERP Operating LP:
 7.95% 2002                                                     3,750   3,819
 6.63% 2005                                                     1,400   1,331     .02
Omega Healthcare Investors, Inc. 6.95% 2002                     5,000   4,715     .02
Irvine Co. 7.46% 2006 (1,4)                                     5,000   4,698     .02
Beverly Finance Corp. 8.36% 2004 (1)                            2,500   2,583     .01
                                                                     ------------------
                                                                       86,986     .38
                                                                     ------------------

Utilities: Electric & Gas - 0.31%
Israel Electric Corp. Ltd.: (1)
 7.75% 2009                                                     6,000   5,898
 7.70% 2018                                                    22,500  20,329
 8.10% 2096                                                    11,905   9,982     .16
Edison Mission Energy 7.73% 2009 (1)                           10,000  10,055     .04
Tennessee Gas Pipeline Co. 7.625% 2037                         10,000   9,538     .04
Williams Holdings of Delaware, Inc. 6.50% 2008                 10,000   9,259     .04
Transener SA 9.25% 2008 (1)                                     7,500   6,122     .03
                                                                     ------------------
                                                                       71,183     .31
                                                                     ------------------

Electronic Components - 0.29%
Hyundai Semiconductor America, Inc.: (1)
 8.25% 2004                                                     5,650   4,861
 8.625% 2007                                                   20,000  15,813     .09
Zilog, Inc. 9.50% 2005                                         17,000  15,640     .07
Fairchild Semiconductor Corp. 10.375% 2007 (1)                 16,000  15,520     .07
Flextronics International Ltd. 8.75% 2007                       9,000   8,955     .04
Advanced Micro Devices, Inc. 11.00% 2003                        5,000   4,850     .02
                                                                     ------------------
                                                                       65,639     .29
                                                                     ------------------

Metals: Steel & Nonferrous - 0.25%
Doe Run Resources Corp., Series B, 11.25% 2005                 31,000  28,210     .12
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                     9,500   7,048
 7.20% 2026                                                    16,000  11,931     .08
Kaiser Aluminum & Chemical Corp. 12.75% 2003                    8,000   8,080     .04
Inco Ltd. 9.60% 2022                                            2,625   2,547     .01
                                                                     ------------------
                                                                       57,816     .25
                                                                     ------------------

Food Retailing: Food Products & Beverages - 0.19%
New World Pasta Co. 9.25% 2009 (1)                              9,750   9,360     .04
Home Products International, Inc. 9.625% 2008                  10,500   9,345     .04
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                     5,000   4,925
 Series C, 8.75% 2003                                           3,250   3,218     .04
Gruma, SA de CV 7.625% 2007                                     7,750   7,033     .03
Nabisco, Inc. 6.375% 2035 (7)                                   5,000   4,742     .02
Delta Beverage Group, Inc. 9.75% 2003                           3,435   3,538     .02
DGS International Finance Co. BV:
 10.00% 2007 (1)                                                1,250     903
 10.00% 2007                                                      275     199     .00
                                                                     ------------------
                                                                       43,263     .19
                                                                     ------------------

Miscellaneous Materials & Commodities - 0.19%
Owens-Illinois, Inc.:
 7.85% 2004                                                     6,000   5,971
 7.15% 2005                                                    11,000  10,511
 8.10% 2007                                                     5,750   5,682     .10
Printpack, Inc. 10.625% 2006                                   20,270  19,510     .08
Anchor Glass Container Corp. 11.25% 2005                        1,000   1,035     .01
                                                                     ------------------
                                                                       42,709     .19
                                                                     ------------------

Other Industries - 0.13%
SCG Holding Corp. Semiconductor Components Industries,         10,500  10,553     .05
 LLC 12.00% 2009 (1)
Ford Motor Co. 7.45% 2031                                      10,000   9,765     .04
Jefferson-Pilot Corp. 8.14% 2046 (1)                            5,000   4,777     .02
Huntsman Corp. 8.873% 2007 (1,7)                                5,000   4,425     .02
                                                                     ------------------
                                                                       29,520     .13
                                                                     ------------------

Collateralized Mortgage/Asset-Backed Obligations (9)
   (excluding those issued by federal agencies) - 3.45%
Gramercy Place Insurance Ltd., Series 1998-A, Class C-2,       52,500  52,327     .23
 8.95% 2002 (1)
PP&L Transition Bond Co. LLC, Series 1999-1,                   45,100  45,016     .20
 Class A-8, 7.15% 2009
Collateralized Mortgage Obligation Trust, Series 63,           42,299  43,845     .19
 Class Z, 9.00% 2020
Green Tree Financial Corp., pass-through certificates:
 Series 1994-A, Class NIM, 6.90% 2004                           1,737   1,730
 Series 1995-A, Class NIM, 7.25% 2005                           2,099   2,079
 Series 1993-2, Class B, 8.00%  2018                           14,000  12,858
 Series 1995-4, Class B2, 7.70% 2025                            1,900   1,401
 Series 1995-1, Class B2, 9.20% 2025                            5,500   4,769
 Series 1995-9, Class A-5, 6.80% 2027                           4,000   3,994
 Series 1996-2, Class B2, 7.90% 2027                            3,500   2,597
 Series 1996-10, Class A-6, 7.30% 2028                          3,000   2,897
 Series 1998-4, Class B2, 8.11% 2028                            6,650   5,154     .18
 Series 1998-3, Class B2, 8.07% 2030                            5,000   3,863
G3 Mortgage Reinsurance Ltd., Series 1: (1,7)
 Class A, 6.164% 2008                                          10,500  10,147
 Class B, 6.464% 2008                                           9,000   8,702
 Class C, 8.014% 2008                                          10,000   9,016
 Class D, 11.664% 2008                                         11,000  10,028     .16
Merrill Lynch Mortgage Investors, Inc.:
 Seller Manufactured Housing Contract, Series 1995-C2,         13,449  13,492
 Class A-1, 6.973% 2021 (7)
 Series 1995-C3, Class A-3, 7.059% 2025 (7)                    10,000   9,910
 Series 1998-C3, Class A1, 5.65% 2030                           4,820   4,588
 Mortgage Pass-Through Certificates: (7)
  Series 1996-C2, Class A-1, 6.69% 2028                         2,678   2,679
  Series 1998-C3, Class E, 6.976% 2030                          7,980   6,574     .16
CS First Boston Inc.:
 Finance Co. Ltd., Series 1995-A, 5.969% 2005 (1,7)            11,375   9,783
 Series 1998-FL1, Class E, 6.07% 2013 (1,7)                    10,000   9,878
 Mortgage Securities Corp., Series 1998-C1, Class A-1A,        13,884  13,520     .14
 6.26% 2040
First USA Credit Card Master Trust:
 Series 1999-1, Class C, 6.42% 2006 (1)                         7,500   7,252
 Class A, Floating Rate Asset-Backed Certificates: (1,7)
  Series 1998-7, 5.78% 2004                                    13,000  12,953
  Series 1998-8, 6.08% 2008                                     5,652   5,623
  Series 1997-4, 6.00% 2010                                     6,500   6,399     .14
GMAC Commercial Mortgage Securities, Inc.:
 Series 1997-C2, Class E, 7.624% 2011                          20,750  18,006
 Series 1999-C1:(7)
  Class D, 6.865% 2033                                          7,000   6,529
  Class E, 6.865% 2033                                          4,015   3,453     .12
DLJ Mortgage Acceptance Corp.:
 Series 1997-CF1, Class A1A, 7.40% 2006 (1)                     6,343   6,422
 Series 1996-CF2, Class A1A, 6.86% 2021 (1)                     4,803   4,822
 Series 1998-CF2, Class A1B, 6.24% 2031                        15,000  14,008     .11
MBNA Master Credit Card Trust: (1)
 Series 1999-D, Class B, 6.95%  2008                            4,700   4,540
 Series 1998-E, Class C, 6.60% 2010                            22,500  20,644     .11
SMA Finance Co., Inc., Series 1998-C1, Class A1, 6.27% 2005    24,864  24,465     .11
Commercial Mortgage Acceptance Corp.:
 Series 1998-C2, Class A-1, 5.80% 2006                         12,878  12,438
 Series 1998-C1, Class A-1, 6.23% 2007                          6,056   5,887     .08
First Union-Lehman Brothers Bank of America Commercial         18,794  18,259     .08
 Mortgage Trust, Commercial Mortgage Pass-Through
 Certificate, Series 1998-C2, 6.28% 2035
GS Mortgage Securities Corp. II, Mortgage Pass-Through         20,000  17,971     .08
 Certificate, Series 1998-C1, Class D, 7.243% 2030 (7)
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (1)    18,250  17,091     .07
Morgan Stanley Capital I, Inc.:
 Series 1995-GAL1, Class A-2, 7.50% 2027 (1)                    7,500   7,666
 Series 1998-WF2, Class A-1, 6.75% 2030 (7)                     9,318   9,034     .07
Acominas Overseas Ltd. 8.309% 2022 (1,7)                       17,800  13,993     .06
Residential Reinsurance Ltd. 8.711% 2000 (1,7)                 14,000  13,860     .06
ComEd Transitional Funding Trust, Transitional Funding
 Trust Notes, Series 1998:
 Class A-5, 5.44% 2007                                          9,250   8,743
 Class A-6, 5.63% 2009                                          5,500   5,082     .06
Chase Commercial Mortgage Securities Corp., Series 1998-1,     13,835  13,567     .06
 Class A1, 6.34% 2030
Ford Credit Auto Owner Trust:
 Series 1998-B, Class C, 6.40% 2002                            10,000   9,838
 Series 1999-B, Class C, 6.65% 2003                             3,000   2,966     .06
Structured Asset Securities Corp., pass-through
 certificates: (7)
 Series 1998-RF2, Class A, 8.564% 2022 (1)                      2,430   2,482
 Series 1998-RF1, Class A, 8.689% 2027 (1)                      1,926   1,974
 Series 1999-BC1, Class M2, 6.393% 2029                         7,500   7,513     .05
First Consumer Master Trust, Series 1999-A, Class A,           12,500  11,865     .05
 5.80% 2005 (1)
Trinity Re, Ltd. 9.745% 2000 (1,7)                             12,000  11,730     .05
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,                10,000   9,971     .04
 Class A-6, 6.95% 2015
Team Fleet Financing Corp.: (1)
 Series 1999-2A, Class D, 6.314% 2002 (7)                       3,000   2,994
 Series 1999-3A, Class D, 7.60% 2003                            7,000   6,964     .04
Green Tree Recreational, Equipment & Consumer Trust,           10,000   9,927     .04
 Series 1999-A, Class A-6, 6.84% 2029
Resolution Trust Corp.:
 Series 1992-CHF, Class E, 8.25% 2020                             865     863
 Series 1993-C1:
  Class D, 9.45% 2024                                           5,538   5,520
  Class E, 9.50% 2024                                             162     162
 Series 1993-C2:
  Class C, 8.00% 2025                                             505     503
  Class D, 8.50% 2025                                           2,459   2,452     .04
Freddie Mac Loan Receivables Trust, Series 1998-A,             10,100   9,489     .04
 Class A3, 6.69% 2020 (1)
Capital One Secured Note Trust, Series 1999-2, 5.78% 2005       6,250   6,206
Capital One Master Trust, Series 1991-1, Class C, 6.60%         2,500   2,430     .04
 2007 (1)
First Nationwide, Series 1999-2, Class 1PA1, 6.50% 2029         8,743   8,366     .04
Fleet Credit Card Master Trust II, Series 1999-A, Class C       8,000   8,008     .03
 Floating Rate Asset Backed Interests, 5.475% 2004 (1,7)
H.S. Receivables Corp., Series 1999-1, Class A, 8.13%           7,500   7,575     .03
 2004 (1)
PNC Mortgage Securities Corp., Series 1998-10, Class 1-B1,      6,942   6,421     .03
 6.50% 2028 (1)
GE Capital Mortgage Services, Inc., Series 1994-9, Class A9     6,864   6,396     .03
 6.50% 2024
Bear Stearns Commercial Mortgage Securities Inc., Series       89,481   6,210     .03
 1999-C1, Class X, interest only, 1.054% 2031 (7)
First Union Commercial Mortgage Trust, Series 1999-C1,          7,000   6,039     .03
 Class E, 6.973% 2035 (7)
Chase Manhattan Credit Card Master Trust, Series 1997-5,        5,585   5,498     .02
 Class A, 6.194% 2005
Standard Credit Card Master Trust I, Series 1994-2A,            5,000   5,022     .02
 Class A, 7.25% 2008
EQCC Home Equity Loan Trust, Asset Backed Certificates,         5,000   4,983     .02
 Series 1999-3, Class A-3F, 7.067% 2025
Metris Master Trust, Series 1998-1A, Class C, 6.03%             5,000   4,807     .02
 2005 (1,7)
Nationslink Funding Corp., Series 1999-1, Class D,              5,000   4,676     .02
 7.10% 2031
Government Lease Trust Series 1999-C1A, Class B3,               6,687   4,584     .02
 4.00% 2011 (1)
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,      4,634   4,455     .02
 Class A-1,  6.22% 2031
Metropolitan Asset Funding, Inc., Series 1998-A, Class B1,      4,669   4,447     .02
 7.728% 2014 (1,7)
UCFC Acceptance Corp., Series 1996-D1, Class A-4,               4,250   4,262     .02
 6.776% 2016
Mosaic Re II, Ltd., Class B, 14.185% 2000 (1,7)                 4,000   3,992     .02
Money Store Trust, Asset-Backed Certificate, Series 1997-D,     3,844   3,837     .02
 6.345% 2021
Residential Funding Mortgage Securities I, Inc., Series         3,965   3,747     .02
 1998-S17, Class M-1, 6.75% 2028
Grupo Financiero Banamex Accival, SA de CV 0% 2002              3,944   3,527     .02
Financial Asset Securitization, Inc., Series 1997-NAM1,         2,540   2,553     .01
 Class B1, 7.75% 2027
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,             2,499   2,507     .01
 7.25% 2024
Rental Car Finance Corp., Series 1999-1A, Class D,              2,500   2,403     .01
 7.10% 2007 (1)
Domestic Inc. 8.686% 2002 (1,7)                                 2,000   2,010     .01
Chevy Chase Master Credit Card Trust II, Series 1996-C,         2,000   1,987     .01
 Class A,  5.32% 2007 (7)
                                                                     ------------------
                                                                      793,715    3.45
                                                                     ------------------

Federal Agency Obligations: Mortgage Pass-Throughs (9) 1.93%
Government National Mortgage Assn.:
 5.50% 2028                                                     3,011   2,673
 6.00% 2028-2029                                              142,488 131,310
 6.50% 2028                                                    27,072  25,702
 7.00% 2008-2030                                               53,696  52,364
 7.50% 2017-2026                                               29,849  29,893
 8.00% 2017-2023                                               14,974  15,294
 8.50% 2017-2029                                               14,821  15,452
 9.00% 2018-2025                                                5,379   5,711
 9.50% 2009-2021                                                7,836   8,415
 10.00% 2016-2019                                                 681     744
 10.50% 2019                                                       53      58    1.25
Fannie Mae:
 5.50% 2028                                                     9,873   8,847
 5.745% 2028 (7)                                                7,535   7,391
 6.00% 2013                                                    10,316   9,868
 6.50% 2013-2028                                               11,747  11,337
 7.00% 2012                                                     7,079   7,055
 7.50% 2007-2027                                               21,857  22,002
 8.00% 2009-2024                                                5,832   5,970
 8.50% 2014-2025                                                4,677   4,857
 9.00% 2008-2025                                                5,151   5,440
 9.50% 2022                                                     4,507   4,795
 10.00% 2005-2025                                              12,691  13,712
 12.50% 2019                                                      911   1,052
 13.00% 2015                                                    2,326   2,722
 15.00% 2028                                                      870   1,036     .46
Freddie Mac:
 5.125% 2008                                                   25,000  22,293
 6.00% 2014                                                    12,386  11,859
 8.50% 2008-2020                                                9,623   9,971
 9.00% 2007-2021                                                5,375   5,600
 10.00% 2019                                                      119     128
 11.50% 2000                                                        4       4     .22
                                                                     ------------------
                                                                      443,555    1.93
                                                                     ------------------

Federal Agency Obligations: Collateralized Mortgage
 Obligations (9) - 0.10%
Fannie Mae:
 Series 1991-78, Class PK, 8.50% 2020                             452     452
 Series 1994-4, Class ZA, 6.50% 2024                            5,599   5,155
 Series 1996-4, Class ZA, 6.50% 2022                            6,611   6,270
 Series 1997-28, Class C, 7.00% 2027                            5,000   4,869     .07
Freddie Mac:
 Series 178, Class Z, 9.25% 2021                                1,993   2,076
 Series 1673, Class SA, 5.839% 2024 (7,10)                      6,000   4,363     .03
                                                                     ------------------
                                                                       23,185     .10
                                                                     ------------------

Other Federal Agency Obligations - 0.12%
Fannie Mae, Medium-Term Note 6.75% 2028                        30,000  26,841     .12
                                                                     ------------------

Governments & Governmental Authorities (excluding U.S.)
-1.19%
Brazil (Federal Republic of):
 Debt Conversion Bond, Series L, 5.938% 2012 (7)                3,750   2,227
 Debt Conversion Bond, Bearer, Series L, 5.938% 2012 (7)        5,000   2,969
 Bearer 8.00% 2014                                            135,246  83,007     .38
Argentina (Republic of):
 Eurobond, Series L, 5.938% 2005 (7)                            2,093   1,741
 9.75% 2027                                                    10,000   7,475
 11.00% 2006                                                   31,635  28,867
 11.375% 2017                                                  13,400  11,290
 11.75% 2009                                                    1,730   1,529     .22
United Mexican States Government Eurobonds:
 Series C, 0% 2003 (4)                                          2,307       0
 Global:
  11.375% 2016                                                  9,000   9,315
  11.50% 2026                                                  19,000  20,378
 Units, Series C, 5.874% 2019 (7)                               1,500   1,226     .13
Panama (Republic of):
 Past Due Interest Eurobond 6.50% 2016 (7)                        540     384
 8.875% 2027                                                   21,500  17,415
 9.375% 2029                                                    5,000   4,650     .10
Philippines (Republic of):
 8.875% 2008                                                   12,250  11,990
 9.875% 2019                                                   10,750  10,441     .10
Turkey (Republic of) 12.375% 2009                              11,750  11,823     .05
Korea (Republic of) 8.875% 2008                                11,000  11,286     .05
Venezuela (Republic of):
 Eurobond 6.313% 2007 (7)                                      13,964  10,299
 9.25% 2027                                                     1,150     725     .05
Ontario (Province of) 5.50% 2008                               10,000   9,066     .04
Poland (Republic of), Past Due Interest Bond, Bearer            9,000   7,970     .03
 5.00% 2014 (7)
Mendoza (Province of) 10.00% 2007 (1)                           9,500   6,080     .03
Bulgaria (Republic of), Front-Loaded Interest Reduction         2,500   1,530     .01
 Bond 2.75% 2012 (7)
Peru (Republic of):(7)
 Front-Loaded Interest Reduction Eurobond 3.75% 2017              250     136
 Past Due Interest Eurobond 4.50% 2017                          1,250     769     .00
                                                                     ------------------
                                                                      274,588    1.19
                                                                     ------------------

U.S. Treasury Obligations - 3.53%
 8.75% August 2000                                             22,500  23,245     .10
 7.75% February 2001                                           13,000  13,412     .06
 5.875% November 2001                                          12,590  12,641     .05
 6.25% August 2002                                             50,000  50,617     .22
 7.25% May 2004                                                83,630  88,204     .38
 7.25% August 2004                                            100,000 105,641     .46
 11.625% November 2004                                         43,500  54,382     .24
 7.50% February 2005                                           80,860  86,469     .38
 6.50% May 2005                                                10,000  10,238     .04
 7.00% July 2006                                               18,293  19,225     .08
 6.125% August 2007                                             1,465   1,469     .01
 3.625% January 2008 (7,11)                                    51,438  49,927     .22
 10.00% May 2010                                               18,000  21,282     .09
 7.50% November 2016                                           17,000  18,958     .08
 8.875% August 2017                                            73,575  92,923     .40
 7.875% February 2021                                           7,500   8,801     .04
 7.125% February 2023                                          65,250  71,387     .31
 6.50% November 2026                                           70,000  71,772     .31
 0% November 2027                                              21,530   3,839     .02
 5.25% February 2029                                           10,000   8,831     .04
                                                                     ------------------
                                                                      813,263    3.53
                                                                     ------------------

TOTAL BONDS & NOTES (cost: $6,691,309,000)                           6,400,64   27.82

Short-Term Securities
--------------------------------------------

Corporate Short-Term Notes - 6.41%
BellSouth Telecommunications, Inc. 4.90%-5.30% due             92,800  91,823     .40
 8/2/1999-1/27/2000 (1)
Ford Motor Credit Co. 5.00%-5.13% due 9/2-10/19/1999           87,100  86,200     .37
E.I. du Pont de Nemours and Co. 4.89%-5.30% due                84,900  83,186     .36
 8/18/1999-2/2/2000
Lucent Technologies Inc. 4.88%-5.08% due 8/5-9/23/1999         80,700  80,453     .35
Archer Daniels Midland Co. 4.84%-5.36% due 8/20/1999-2/10/2    80,300  79,257     .34
Procter & Gamble Co. 5.08%-5.30% due 8/30/1999-1/19/2000       79,700  78,348     .34
IBM Credit Corp. 4.80%-5.01% due 8/11-8/19/1999                75,000  74,847     .33
Coca-Cola Co. 5.00%-5.29% due 9/28/1999-2/1/2000               75,500  73,887     .32
Merck & Co. Inc. 5.29%-5.34% due 2/2/1999-2/4/2000             75,000  72,861     .32
Associates First Capital Corp. 4.84%-4.96% due 8/31-9/20/19    65,000  64,672     .28
International Lease Finance Corp. 5.09%-5.10% due              65,000  64,289     .28
 10/8-10/22/1999
H.J. Heinz Co. 5.15%-5.34% due 8/23/1999-1/28/2000             60,200  59,200     .26
Ciesco L.P. 4.90%-5.02% due 8/4-8/17/1999                      54,950  54,873     .24
Eastman Kodak Co. 4.78%-5.05% due 8/10-9/24/1999               54,020  53,793     .23
Fortune Brands Inc. 5.00%-5.12% due 8/3-10/8/1999 (1)          52,000  51,622     .22
Monsanto Co. 4.93%-5.15% due 9/17-11/5/1999                    50,000  49,472     .21
Johnson & Johnson 4.78%-5.30% due 10/4/1999-1/25/2000 (1)      47,425  46,602     .20
General Electric Capital Corp. 5.10%-5.51% due                 46,300  45,368     .20
 8/2/1999-1/31/2000
American Home Products Corp. 4.79%-5.37% due                   45,100  44,417     .19
 8/3/1999-1/26/2000 (1)
General Motors Acceptance Corp. 4.89%-5.12% due 8/3-10/15/1    42,900  42,652     .19
Warner-Lambert Co. 4.83% due 8/25/1999 (1)                     40,000  39,858     .17
National Rural Utilities Cooperative Finance Corp.             38,500  38,247     .17
 4.78%-5.09% due 8/27-10/4/1999
Household Finance Corp. 5.02% due 8/23/1999                    36,400  36,283     .16
Minnesota Mining and Manufacturing Co. 5.00%-5.05%             23,423  23,335     .10
 due 8/26-8/27/1999
Gillette Co. 4.87%-5.00% due 8/3-8/4/1999 (1)                  22,900  22,889     .10
Schering Corp. 4.87% due 8/31/1999                             18,000  17,921     .08
                                                                     ------------------
                                                                     1,476,35    6.41
                                                                     ------------------

Federal Agency Short-Term Obligations - 5.03%

Freddie Mac 4.73%-5.21% due 8/9/1999-2/3/2000                 664,900 659,847    2.87
Fannie Mae 4.691%-5.00% due 8/5-12/3/1999                     462,390 459,034    2.00
Federal Home Loan Banks 4.81%-5.22% due 11/19/1999-1/21/200    38,600  37,739     .16
                                                                     ------------------
                                                                     1,156,62    5.03
                                                                     ------------------

Other Federal Agency Short-Term Obligations - 0.22%
Sallie Mae 5.063% due 10/21/1999 (7)                           50,000  49,980     .22
                                                                     ------------------

TOTAL SHORT-TERM SECURITIES (cost: $2,683,797,000)                   2,682,95   11.66
                                                                     ------------------
TOTAL INVESTMENT SECURITIES (cost: $20,846,345,000)                  23,123,7  100.49

Excess of payables over cash and receivables                           111,87     .49
                                                                     ------------------
NET ASSETS                                                           23,011,8  100.00
                                                                     ------------------
                                                                     ------------------

1. Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
2. The fund owns 5.42% and 7.41% of the outstanding voting securities of Equitable Resources and Ohio Casualty, respectively, and thus,is considered an affiliate as defined in the Investment Company Act of 1940.
3. Non-income-producing security.
4. Valued under procedures established by the Board of Directors.
5. Step Bond; coupon rate will increase at a later date.
6. Payment in kind; the issuer has the option of paying in additional securities in lieu of cash.
7. Coupon rate may change periodically.
8. Company not making interest payments; bankruptcy proceedings pending.
9. Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
10. Inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.
11. Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

ADR = American Depositary Receipts


The Income Fund of America
Financial Statements
-----------------------------------------            ---------    ---------
Statement of Assets and Liabilities                             (dollars in
at July 31, 1999                                                 thousands)
-----------------------------------------            ---------    ---------
Assets:
Investment securities at market
 (cost: $20,846,345)                                            $23,123,707
Cash                                                                 16,467
Receivables for-
 Sales of investments                                 $ 22,222
 Sales of fund's shares                                 24,360
 Dividends and accrued interest                        166,476      213,058
                                                     ---------    ---------
                                                                 23,353,232
Liabilities:
Payables for-
 Purchases of investments                              298,523
 Repurchases of fund's shares                           28,226
 Management services                                     5,304
 Accrued expenses                                        9,349      341,402
                                                     ---------    ---------
Net Assets at July 31, 1999-
 Equivalent to $17.51 per share on
 1,314,463,728 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,600,000,000 shares)                           $23,011,830
                                                               ============


-----------------------------------------            ---------    ---------
Statement of Operations                                         (dollars in
for the year ended July 31, 1999                                 thousands)
-----------------------------------------            ---------    ---------
Investment Income:
Income:
 Dividends                                            $506,236
 Interest                                              746,740   $1,252,976
                                                     ---------
Expenses:
 Management services fee                                63,389
 Distribution expenses                                  52,738
 Transfer agent fee                                     10,901
 Reports to shareholders                                   670
 Registration statement and
  prospectus                                             1,495
 Postage, stationery and supplies                        2,019
 Directors' fees                                           178
 Auditing and legal fees                                    71
 Custodian fee                                             961
 Taxes other than federal income tax                        10
 Other expenses                                            123      132,555
                                                     ---------    ---------
 Net investment income                                            1,120,421
                                                                  ---------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                1,485,110
 Net change in unrealized appreciation on
  investments                                                      (912,310)
                                                                  ---------
  Net realized gain and change in unrealized
   appreciation on investments                                      572,800
                                                                  ---------
Net Increase in Net Assets Resulting
 From Operations                                                 $1,693,221
                                                               ============
-----------------------------------------            ---------    ---------
                                                                (dollars in
Statement of Changes in Net Assets                               thousands)
-----------------------------------------            ---------    ---------
                                                             Year ended July 31
                                                           1999         1998
                                                     ---------    ---------
Operations:
Net investment income                              $ 1,120,421  $   981,936
Net realized gain on investments                     1,485,110    1,220,942
Net change in unrealized appreciation
 on investments                                       (912,310)     (34,156)
                                                     ---------    ---------
 Net increase in net assets
  resulting from operations                          1,693,221    2,168,722
                                                     ---------    ---------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                (1,109,089)    (922,159)
Distributions from net realized
 gain on investments                                (1,454,557)  (1,524,937)
                                                     ---------    ---------
 Total dividends and distributions                  (2,563,646)  (2,447,096)
                                                     ---------    ---------
Capital Share Transactions:
Proceeds from shares sold:
 172,804,800 and 205,557,632
 shares, respectively                                3,038,713    3,777,990
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 134,016,601 and 122,751,251
 shares, respectively                                2,310,634    2,182,454
Cost of shares repurchased:
 203,714,499 and 129,064,287
 shares, respectively                               (3,580,068)  (2,383,307)
                                                     ---------    ---------
 Net increase in net assets
  resulting from capital share
  transactions                                       1,769,279    3,577,137
                                                     ---------    ---------
Total Increase in Net Assets                           898,854    3,298,763

Net Assets:
Beginning of year                                   22,112,976   18,814,213
                                                     ---------    ---------
End of year (including undistributed
 net investment income: $211,028
 and $198,455, respectively)                       $23,011,830  $22,112,976
                                                   ===========  ===========




See Notes to Financial Statements


                    Income Fund of America
                 Notes to Financial Statements
                   Year ended July 31, 1999

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended July 31, 1999, such non-U.S. taxes were $6,896,000.

     CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, withholding taxes reclaimable, and other receivables and payables, on a book basis, were $37,000.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of July 31, 1999, net unrealized appreciation on investments for federal income tax purposes aggregated $2,277,405,000, of which $3,176,209,000 related to appreciated securities and $898,804,000 related to depreciated securities. During the year ended July 31, 1999, the fund realized, on a tax basis, a net capital gain of $1,483,870,000 on securities transactions.

     Net gains related to non-U.S. currency and other transactions of $1,240,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $20,846,302,000 at July 31, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $63,389,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement in effect through December 31, 1998 provided for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.145% of such assets in excess of $13 billion but not exceeding $21 billion; and 0.14% of such assets in excess of $21 billion; plus 2.25% of monthly gross investment income. The Board of Directors approved an amended agreement effective January 1, 1999, reducing the fees to 0.25% of the first $500 million of average net assets; 0.23% of such assets in excess of $500 million but not exceeding $1 billion; 0.21% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.19% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.17% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.16% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.15% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.145% of such assets in excess of $10.5 billion but not exceeding $17 billion; 0.14% of such assets in excess of $17 billion but not exceeding $27.5 billion; and 0.135% of such assets in excess of $27.5 billion; plus 2.25% of monthly gross investment income.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1999, distribution expenses under the Plan were $52,738,000. As of July 31, 1999, accrued and unpaid distribution expenses were $8,531,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $12,692,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $10,901,000.

     DEFERRED DIRECTORS'FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $663,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities, of $9,303,782,000 and $8,651,694,000, respectively, during the year ended July 31, 1999.

 As of July 31, 1999, accumulated undistributed net realized gain on investments was $1,038,911,000 and additional paid-in capital was $18,169,967,000. The fund reclassified $1,241,000 to undistributed net investment income from additional paid-in capital and reclassified $58,314,000 from undistributed net realized gains to additional paid-in capital for the year ended July 31, 1999 as a result of permanent differences between book and tax.
     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $961,000 includes $303,000 that was paid by these credits rather than in cash.


The Income Fund of America
Per-Share Data and Ratios
                                Year endeJuly 31
                                 ------- ---------------------  -------
                                     1999   1998   1997    1996     1995
                                 ------- ---------------------  -------

Net Asset Value, Beginning of Ye  $18.25 $18.59 $15.89  $14.92   $13.59
                                 ------- ---------------------  -------
 Income from Investment Operations:
  Net investment income              .88    .85    .86     .87      .85
  Net gains or losses on securities
   (both realized and unrealized     .45   1.11   3.55    1.11     1.29
                                 ------- ---------------------  -------
   Total from investment operati    1.33   1.96   4.41    1.98     2.14
                                 ------- ---------------------  -------
 Less Distributions:
  Dividends (from net investment
   income)                          (.88)  (.82)  (.90)   (.83)    (.75)
  Distributions (from capital gains)
                                   (1.19) (1.48)  (.81)   (.18)    (.06)
                                 ------- ---------------------  -------
   Total distributions             (2.07) (2.30) (1.71)  (1.01)    (.81)
                                 ------- ---------------------  -------
Net Asset Value, End of Year      $17.51 $18.25 $18.59  $15.89   $14.92
                                 ======= =====================  =======

Total Return *                      7.79% 11.32% 29.28%  13.46%   16.42%


Ratios/Supplemental Data:
  Net assets, end of year
   (in millions)                  $23,012$22,113$18,814 $14,459  $12,290
  Ratio of expenses to average
   net assets                       .59%   .59%   .61%    .62%      .65%
  Ratio of net income to average
   net assets                      4.99%  4.75%  5.09%   5.56%     6.12%
  Portfolio turnover rate          44.35% 34.68% 40.92%  37.77%   26.26%



* Excludes maximum sales charge
 of 5.75%.


Independent Auditors' Report

To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc. (the "Fund"), including the investment portfolio, as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Los Angeles, California
August 27, 1999


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                    Dividends and Distributions per Share
To Shareholders           Payment Date             From Net           From Net               From Net Realized
of Record                                          Investment Income  Realized Short-term    Long-Term Gains
                                                                      Gains

September 18,1998         September 21,1998        $0.20              -                     -
December 21, 1998         December 22, 1998        0.28               -                     $1.19
March 19, 1999            March 22, 1999           0.20               -                     -
June 18, 1999             June 21, 1999            0.20               -                     -

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 35% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 5% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF DIRECTORS

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer, Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (retired)

LEONADE D. JONES
Burlingame, California
Management consultant;
former Treasurer, The Washington Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

JANET A. MCKINLEY
New York, New York
President of the fund
Director, Capital Research and Management Company

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute of Applied Life Sciences

WALTER P. STERN
New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital International, Inc.

PATRICIA K. WOOLF
Princeton, New Jersey
Private investor; lecturer,
Department of Molecular Biology, Princeton University;
corporate director


OTHER OFFICERS

STEPHEN E. BEPLER
New York, New York
Senior Vice President of the fund
Senior Vice President, Capital Research Company

ABNER D. GOLDSTINE
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

DINA N. PERRY
Washington, D.C.
Senior Vice President of the fund
Senior Vice President,
Capital Research and Management Company

HILDA L. APPLBAUM
San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

DAVID C. BARCLAY
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research Company

DARCY B. KOPCHO
Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

JOHN H. SMET
Los Angeles, California
Vice President of the fund
Vice President, Capital Research and Management Company

PATRICK F. QUAN
San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company
[The American Funds Group(r)]

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

PREPARING FOR THE YEAR 2000 The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

This report is for the information of shareholders of The Income Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BDC/CG/4262
Lit. No. IFA-011-0999